As filed with the Securities and Exchange Commission on May 31, 2005


                                                              File No. 33-12400
                                                              File No. 811-5052
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                      SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                              ------------------

                                    FORM N-1A


             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         |X|
                           Pre-Effective Amendment No.                       |_|
                         Post-Effective Amendment No. 20                     |X|
                                     and/or
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                      |X|
                                Amendment No. 20                             |X|


                               ------------------

                      Value Line New York Tax Exempt Trust
               (Exact Name of Registrant as Specified in Charter)

                              220 East 42nd Street
                          New York, New York 10017-5891
               (Address of Principal Executive Offices)(Zip Code)

       Registrant's Telephone number, including Area Code: (212) 907-1500

                                David T. Henigson
                                Value Line, Inc.
                              220 East 42nd Street
                          New York, New York 10017-5891
                     (Name and Address of Agent for Service)

                                    Copy To:
                               Peter D. Lowenstein
                         Two Sound View Drive, Suite 100
                               Greenwich, CT 06830


It is proposed that this filing will become effective (check appropriate box)
   |_| immediately upon filing pursuant to paragraph (b)
   |X| on June 1, 2005 pursuant to paragraph (b)
   |_| 60 days after filing pursuant to paragraph (a)(1)
   |_| 75 days after filing pursuant to paragraph (a)(2)
   |_| on (date) pursuant to paragraph (a)(1)
   |_| on (date) pursuant to paragraph (a)(2) of rule 485


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

                      Value Line New York Tax Exempt Trust


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                                   PROSPECTUS
                                  JUNE 1, 2005
    ------------------------------------------------------------------------

                                                                         #533535


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus, and any representation to the contrary is a criminal offense.

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TABLE OF CONTENTS
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                     Trust Summary
                     What is the Trust's goal? Page 2
                     What are the Trust's main investment strategies? Page 2 What are the main risks of investing in the Trust? Page 2 How has the Trust performed? Page 4
                     What are the Trust's fees and expenses? Page 6

How We Manage the Trust
Our principal investment strategies Page 7
The type of securities in which we invest Page 7
The principal risks of investing in the Trust Page 8

                                Who Manages the Trust
                                Investment Adviser Page 10
                                Management fees Page 10
                                Portfolio management Page 10


          About Your Account
          How to buy shares Page 11
          How to sell shares Page 14
          Frequent purchases and redemptions of Trust shares Page 16 Special services Page 17
          Dividends, distributions and taxes Page 17

                                   Financial Highlights
                                   Financial Highlights Page 20

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TRUST SUMMARY
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What is the Trust's goal?

                  The Trust's investment objective is to provide New York taxpayers with the maximum income exempt from New York State, New York City and federal income taxes while avoiding undue risk to principal. Although the Trust will strive to achieve its goal, there is no assurance that it will succeed.

What are the Trust's main investment strategies?


                  To achieve the Trust's goal, we invest the Trust's assets so that, under normal conditions, at least 80% of the annual income of the Trust will be exempt from both regular federal income tax and New York State and City personal income taxes and will not subject non-corporate shareholders to the alternative minimum tax. The Trust invests primarily in investment grade New York municipal securities having a maturity of more than one year. At least 80% of the Trust's assets will be invested in securities the income of which is exempt from both regular federal income tax and New York State and City personal income taxes.


What are the main risks of investing in the Trust?

                  Investing in any mutual fund, including the Trust, involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money that you invest. When you invest in the Trust, you assume a number of risks. Among them, is interest rate risk, the risk that as interest rates rise the value of some fixed income securities such as municipal securities may decrease, market risk, the risk that securities in a certain market will decline in value because of factors such as economic conditions or government actions, credit risk, the risk that any of the Trust's holdings will have its credit downgraded or will default, income risk, the risk that the Trust's income may decline because of falling interest rates and other market conditions and liquidity risk, the risk that at times it may be difficult to value a security or sell it at a fair price.

                  Because the Trust invests primarily in the securities issued by New York State and its municipalities, its performance may be affected by local, state, and regional factors. These may include tax, legislation or policy changes, political and economic factors, natural disasters, and the possibility of credit problems. Although New York State has recorded balanced budgets for the past several fiscal years, gaps between actual revenues and expenditures may arise in the current and future fiscal years. New York City and certain localities outside

                  New York City have experienced financial problems in the past. Recurrence of these problems may affect the fiscal health of the State.

                  New federal or state legislation may adversely affect the tax-exempt status of securities held by the Trust or the financial ability of municipalities to repay these obligations. Although distributions of interest income from the Trust's tax-exempt securities are generally exempt from regular federal income tax, distributions from other sources, including capital gain distributions and any gains on the sale of your shares, are not. You should consult a tax adviser about whether an alternative minimum tax applies to you and about state and local taxes on your Trust distributions.

                  The price of Trust shares will increase and decrease according to changes in the value of the Trust's investments. The market values of municipal securities will vary inversely in relation to their yields.

                  The Trust's ability to achieve its investment objective is dependent upon the ability of the issuers of New York municipal securities to meet their continuing obligations for the payment of principal and interest.


                  The Trust is non-diversified which means that it may invest a greater portion of its assets in a single issuer than a diversified fund. Thus, it may be exposed to greater risk.

                  An investment in the Trust is not a complete investment program and you should consider it just one part of your total investment program. The Trust is not appropriate for IRAs or other tax-advantaged retirement plans. For a more complete discussion of risk, please turn to page 8.

How has the Trust performed?

                  This bar chart and table can help you evaluate the potential risks of investing in the Trust. We show how returns for the Trust's shares have varied over the past ten calendar years, as well as the average annual total returns (before and after taxes) of these shares for one, five, and ten years all compared to the performance of the Lehman Brothers Municipal Bond Index, which is a broad based market index. You should remember that unlike the Trust, the index is unmanaged and does not include the costs of buying, selling, and holding the securities. All returns reflect reinvested dividends. The Trust's past performance (before and after taxes) is not necessarily an indication of how it will perform in the future.

                  Total Returns (before taxes) as of 12/31 each year (%)
                  -------------------------------------------------------------

   [The following table was depicted as a bar chart in the printed material.]


        1995   1996   1997   1998   1999   2000    2001    2002   2003   2004
        ----   ----   ----   ----   ----   ----    ----    ----   ----   ----
       17.30   2.35   9.34   6.12  -4.21  11.74    3.32    9.73   3.46   3.32

Best Quarter:    Q1 1995       +7.06%
Worst Quarter:   Q2 2004       -2.49%

                  The Trust's year-to-date return for the three months ended March 31, 2005, was -.96%.


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Average annual total returns for periods ended December 31, 2004

                                                  1 year   5 years  10 years
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Value Line New York Tax Exempt Trust
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Return before taxes                                3.32%     6.25%     6.10%
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Return after taxes on distributions                3.08%     6.05%     5.84%
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Return after taxes on distributions and sale       3.46%     5.86%     5.75%
of Trust shares
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Lehman Bros. Municipal Bond Index                  4.48%     7.20%     7.06%
(reflects no deduction for fees,
expenses or taxes)
--------------------------------------------------------------------------------

                  After-tax returns are intended to show the impact of assumed federal income taxes on an investment in the Trust. The Trust's "Return after taxes on distributions" shows the effect of taxable distributions, but assumes that you still hold the Trust shares at the end of the period and so do not have any taxable gain or loss on your investment in shares of the Trust. The Trust's "Return after taxes on distributions and sale of Trust shares" shows the effect of both taxable distributions and any taxable gain or loss that would be realized if you purchased Trust shares at the beginning and sold at the end of the specified period. "Return after taxes on distributions and sale of Trust shares" may be greater than "Return before taxes" because the investor is assumed to be able to use the capital loss on the sale of Trust shares to offset other taxable gains.


                  After-tax returns are calculated using the highest individual federal income tax rate in effect at the time of each distribution and assumed sale, but do not include the impact of state and local taxes. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Trust shares at the end of the measurement period. After-tax returns reflect past tax effects and are not predictive of future tax effects.

                  Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Trust shares in a tax-deferred account (including a 401(k) or IRA account), or to investors that are tax-exempt.

What are the Trust's fees and expenses?

                  These tables describe the fees and expenses you pay in connection with an investment in the Trust.

Shareholder Fees (fees paid directly from your investment)
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Maximum Sales Charges (Load) Imposed on Purchases as a percentage           None
of offering price
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Maximum Deferred Sales Charges (Load) as a percentage of original           None
purchase price or redemption price, whichever is lower
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Maximum Sales Charges (Load) Imposed on Reinvested Dividends                None
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Redemption Fee                                                              None
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Exchange Fee                                                                None
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Annual Trust Operating Expenses (expenses that are deducted from the Trust's assets)
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Management Fees                                                           0.60%
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Distribution and Service (12b-1) fees*                                    0.25%*
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Other Expenses                                                            0.55%
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Total Annual Trust Operating Expenses                                     1.40%
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*     Because these fees are paid out of the Trust's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than if you paid other types of sales charges.

                  Example

                  This example is intended to help you compare the cost of investing in the Trust to the cost of investing in other mutual funds. We show the cumulative amount of Trust expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown, assuming that the Trust's operating expenses remain the same. The expenses indicated for each period would be the same whether you sold shares at the end of each period or continued to hold them. This is an example only, and your actual costs may be greater or less than those shown here. Based on these assumptions, your costs would be:


                            1 year   3 years   5 years   10 years
--------------------------------------------------------------------------------
New York Tax Exempt Trust     $143      $443      $766    $1,691
--------------------------------------------------------------------------------


6
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HOW WE MANAGE THE TRUST
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Our principal investment strategies

                  We analyze economic and market conditions, seeking to identify the securities that we think make the best investments. Under normal conditions, the Trust's assets will be invested so that at least 80% of the annual income of the Trust will be exempt from both regular federal income tax and New York State and City personal income taxes and will not subject non-corporate shareholders to the alternative minimum tax. This is a fundamental policy of the Trust which will not be changed without shareholder approval. At least 80% of the Trust's assets will be invested in securities the income of which is exempt from both regular federal income tax and New York State and City personal income taxes.


The type of securities in which we invest

                  The Trust invests primarily in New York State municipal and public authority debt obligations having a maturity of more than one year and which are rated at the time of purchase within the four highest categories of a nationally recognized statistical rating organization, or if not rated, deemed by the Adviser to be of comparable quality.

                  The investments are generally one of the following: general obligation bonds which are secured by the full faith and credit of the issuer and its taxing power or revenue bonds which are payable from revenue derived from a particular facility or service.

                  Temporary defensive position


                  From time to time in response to adverse market, economic, political or other conditions, the Trust may invest a portion of its assets in cash, cash equivalents, U.S. Government securities or non-New York tax-exempt securities for temporary defensive purposes. This could help the Trust avoid losses, but it may result in lost opportunities and lower yields. If this occurs, the Trust's assets may not be invested in accordance with its strategy and the Trust may not achieve its investment objective.


                  Portfolio turnover


                  The Trust may engage in active and frequent trading of portfolio securities in order to take advantage of better investment opportunities to achieve its investment objective which would result in additional expenses. This strategy may negatively affect the Trust's performance and may also result in capital gain distributions that could increase your income tax liability. See "Financial Highlights" for the Trust's most current portfolio turnover rates.

The principal risks of investing in the Trust


                  Because of the nature of the Trust, you should consider an investment in it to be a long-term investment that will best meet its objective when held for a number of years. The Trust's ability to achieve its investment objective is dependent upon the ability of issuers of New York municipal securities to meet their continuing obligations for the payment of principal and interest. New York State and New York City have at times faced serious economic problems that have adversely affected New York municipal issuers. The default or credit-rating downgrade of one of these issuers could affect the market values and marketability of all New York municipal securities and decrease the Trust's yield or share price. As a result, an investment in the Trust may be subject to more risks than investing in a fund that is otherwise more diversified.


                  Yields of municipal securities depend upon a number of factors, including the financial condition of the issuer, economic and capital market conditions, the volume of municipal securities available, the slope of the yield curve, conditions within the municipal securities market, proposed and actual changes in tax laws, regulations and rules, and the maturity, rating and size of individual offerings. Market values of municipal securities will vary inversely in relation to their yields.

                  When investing in the Trust, you will also assume an interest rate risk, the possibility that as interest rates rise the value of some fixed income securities may decrease. Other risks that you assume when investing in the Trust are market risk, credit risk, income risk and liquidity risk. market risk is the risk that securities in a certain market will decline in value because of factors such as economic conditions or government actions. Credit risk is the risk that any of the Trust's holdings will have its credit rating downgraded or will default, thereby reducing the Trust's income level and share price. Income risk is the risk that the Trust's income may decline because of falling interest rates and other market conditions. Liquidity risk is the risk that at times it may be difficult to value a security or sell it at a fair price.

                  New federal or state legislation may adversely affect the tax-exempt status of securities held by the Trust or the financial ability of municipalities to repay these obligations. Although distributions of interest income from the Trust's tax-exempt securities are generally exempt from regular federal income tax, distributions from other sources, including capital gain distributions and any gains on the sale of your shares, are not. You should consult a tax adviser about whether an alternative minimum tax applies to you and about state and local taxes on your Trust distributions.

                  An investment in the Trust is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.


                  Please see the Statement of Additional Information for a further discussion of risks. Information on the Trust's recent portfolio holdings can be found in the Trust's current annual, semi-annual or quarterly reports. A description of the Trust's policies and procedures with respect to the disclosure of the Trust's portfolio securities is also available in the Statement of Additional Information.

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WHO MANAGES THE TRUST
--------------------------------------------------------------------------------

                  The business and affairs of the Trust are managed by the Trust's officers under the direction of the Trust's Board of Trustees.

Investment Adviser

                  Value Line, Inc., 220 East 42nd Street, New York, NY 10017, serves as the Trust's investment adviser and manages the Trust's business affairs. Value Line also acts as investment adviser to the other Value Line mutual funds and furnishes investment counseling services to private and institutional clients, resulting in combined assets under management of approximately $3 billion.

                  The Adviser was organized in 1982 and is the successor to substantially all of the operations of Arnold Bernhard & Co., Inc., which with its predecessor has been in business since 1931. Value Line Securities, Inc., the Trust's distributor, is a subsidiary of the Adviser. Another subsidiary of the Adviser publishes The Value Line Investment Survey and other publications.

Management fees


                  For managing the Trust and its investments, the Adviser is paid a fee at an annual rate of 0.60% of the Trust's average daily net assets.


Portfolio management


                  A committee of employees of the Adviser is jointly and primarily responsible for the day-to-day management of the Trust's portfolio. The committee consists of Charles Heebner (lead member), Jeffrey Geffen and Bradley Brooks. The committee meets from time to time to review portfolio holdings and to discuss purchase and sales activity. In addition, Messrs. Geffen and Brooks act as back-up portfolio managers to Mr. Heebner. Messrs. Heebner and Brooks have been portfolio managers with the Adviser during the past five years and Mr. Heebner has been the lead member of the Trust's committee during that period. Mr. Geffen has been a portfolio manager with the Adviser since 2001; from 1999-2001 he was Vice President Investments at Morgan Stanley Dean Witter Advisors.

                  There is additional information in the Statement of Additional Information about the portfolio managers' compensation, other accounts they manage and their ownership of Trust shares.

ABOUT YOUR ACCOUNT

How to buy shares

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                - By telephone
                  Once you have opened an account, you can buy additional shares by calling 800-243-2729 between 9:00 a.m. and 4:00 p.m. New York time. You must pay for these shares within three business days of placing your order.

                - By wire
                  If you are making an initial purchase by wire, you must call us at 800-243-2729 so we can assign you an account number. Request your U.S. bank with whom you have an account to wire the amount you want to invest to State Street Bank and Trust Company, ABA #011000028, attention DDA # 99049868. Include your name, account number, tax identification number and the name of the fund in which you want to invest.

                - Through a broker-dealer
                  You can open an account and buy shares through a broker-dealer, who may charge a fee for this service.


                - By mail
                  Complete the account application and mail it with your check payable to BFDS, Agent, to Value Line Funds, c/o Boston Financial Data Services, Inc., P.O. Box 219729, Kansas City, MO 64121-9729. If you are making an initial purchase by mail, you must include a completed account application with your check. Cash, money orders, traveler's checks, cashier's checks, bank drafts or third party checks will not be accepted for either the initial or any subsequent purchase. All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.


                - Minimum/additional investments
                  Once you have completed an account application, you can open an account with an initial investment of $1,000, and make additional investments at any time for $250. The price you pay for shares will depend on when we receive your purchase order. The Trust reserves the right to reject any purchase order and to reduce or waive the minimum purchase requirements at any time.


                - Time of purchase
                  Your price for Trust shares is the Trust's net asset value per share (NAV) which is generally calculated as of the close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., Eastern time) every day the Exchange is open for business. The Exchange is currently closed on weekends, New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday,

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                                                                              11

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                  Memorial Day, Independence Day, Labor Day, Thanksgiving Day
                  and Christmas Day and on the preceding Friday or subsequent Monday if any of those days falls on a Saturday or Sunday, respectively. Your order will be priced at the next NAV calculated after your order is accepted by the Trust. We reserve the right to reject any purchase order and to waive the initial and subsequent investment minimums at any time.

                  Trust shares may be purchased through various third-party intermediaries authorized by the Trust including banks, brokers, financial advisers and financial supermarkets. When the intermediary is authorized by the Trust, orders will be priced at the NAV next computed after receipt of the order by the intermediary.


                - Distribution plan
                  The Trust has adopted a plan of distribution under rule 12b-1 of the Investment Company Act of 1940. Under the plan, the Trust is charged a fee at the annual rate of 0.25% of the Trust's average daily net assets with the proceeds used to finance the activities of Value Line Securities, Inc., the Trust's distributor. The plan provides that the distributor may make payments to securities dealers, banks, financial institutions and other organizations which provide distribution and administrative services with respect to the distribution of the Trust's shares. Such services may include, among other things, answering investor inquiries regarding the Trust; processing new shareholder account applications and redemption transactions; responding to shareholder inquiries; and such other services as the Trust may request to the extent permitted by applicable statute, rule or regulation. The plan also provides that the Adviser may make such payments out of its advisory fee, its past profits or any other source available to it. The fees payable to the distributor under the plan are payable without regard to actual expenses incurred.

                - Additional dealer compensation
                  Value Line Securities, Inc. (the Trust's distributor) may pay additional compensation, out of its own assets, to certain brokerage firms and other intermediaries or their affiliates, based on Trust assets held by that firm, or such other criteria agreed to by the distributor. Value Line Securities, Inc. determines the firms to which payments may be made.
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12

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                - Net asset value
                  We determine the Trust's NAV as of the close of regular trading on the Exchange each day the Exchange is open for business. We calculate NAV by adding the market value of all the securities and assets in the Trust's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the NAV per share. We price securities for which market prices or quotations are available at their market value. We price securities for which market valuations are not available at their fair market value as determined under the direction of the Board of Trustees. The Trust may use the fair value of a security when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of a security due to factors affecting one or more relevant securities markets or the specific issuer. The use of fair value pricing by the Trust may cause the NAV to differ from the NAV that would be calculated using closing market prices. Fixed-income municipal securities are valued on the basis of prices provided by an independent pricing service which prices are reflective of market value. Any investments which have a maturity of less than 60 days we price at amortized cost which represents fair value. The amortized cost method of valuation involves valuing a security at its cost and accruing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security.


                - Important information about opening a new account with the
                  Value Line Funds
                  In furtherance of the national effort to stop the funding of terrorism and to curtail money laundering, the USA Patriot
                  Act and other Federal regulations require financial institutions, including mutual funds, to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of all investors opening new accounts. Accordingly, when completing the
                  Trust's account application, you will be required to supply the Trust with certain information for all persons owning or permitted to act on an account. This information includes name, date of birth, taxpayer identification number and
                  street address. Also, as required by law, the Trust employs various procedures, such as comparing the information you provide against fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct. Until such verification is made, the Trust may temporarily limit any
                  share purchases. In addition, the Trust may limit any share purchases or close your account if it is unable to verify your identity.
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                                                                              13

How to sell shares

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                - By mail
                  You can redeem your shares (sell them back to the Trust), at NAV by mail by writing to: Value Line Funds, c/o Boston Financial Data Services, Inc., P.O. Box 219729, Kansas City, MO 64121-9729. The request must be signed by all owners of the account, and you must include a signature guarantee using the medallion imprint for each owner. Signature guarantees are also required when redemption proceeds are going to anyone other than the account holder(s) of record. If you hold your shares in certificates, you must submit the certificates properly endorsed with signature guaranteed with your request to sell the shares. A signature guarantee can be obtained from most banks or securities dealers, but not from a notary public. A signature guarantee helps protect against fraud.

                  We will pay you promptly, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days from the day of purchase, before we send the proceeds to you.

                  If your account is held in the name of a corporation, as a fiduciary or agent, or as surviving joint owner, you may be required to provide additional documents with your redemption request.

                - By telephone or wire
                  You can sell $1,000 or more of your shares by telephone or wire, with the proceeds sent to your bank the next business day after we receive your request.

                - By check
                  You can sell $500 or more of your shares by writing a check payable to the order of any person.

                - Through a broker-dealer
                  Trust shares may be sold through various third party intermediaries including banks, brokers, financial advisers and financial supermarkets, who may charge a fee for this service. When the intermediary is authorized by the Trust, the shares that you buy or sell through the intermediary are priced at the next NAV that is computed after receipt of your order by the intermediary.

                  Among the brokers that have been authorized by the Trust are Charles Schwab & Co., Inc., National Investor Services Corp., Pershing, and Fidelity
--------------------------------------------------------------------------------

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                  Brokerage Services, Inc. You should consult with your broker to determine if it has been so authorized.

                - By exchange
                  You can exchange all or part of your investment in the Trust for shares in other Value Line funds. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of that fund's prospectus and read it carefully before buying shares through an exchange.
                  To execute an exchange, call 800-243-2729. We reserve the right to reject any exchange order.
--------------------------------------------------------------------------------


                  When you send us a request properly completed to sell or exchange shares, you will receive the NAV that is next determined after we receive your request. For each account involved, you should provide the account name, number, name of fund and exchange or redemption amount. Call 800-243-2729 for information on additional documentation that may be required. You may have to pay taxes on the gain from your sale or exchange of shares.


                  Exchanges among Value Line funds are a shareholder privilege and not a right. The Trust may temporarily or permanently terminate the exchange privilege of any investor that, in the opinion of the Trust, uses market timing strategies or who makes more than four exchanges out of the Trust during a calendar year.


                  The exchange limitation does not apply to systematic purchases and redemptions, including certain automated or pre-established exchange, asset allocation or dollar cost averaging programs. These exchange limits are subject to the Trust's ability to monitor exchange activity. Shareholders seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the best efforts of the Trust to prevent excessive trading, there is no guarantee that the Trust or its agents will be able to identify such shareholders or curtail their trading practices. The Trust receives purchase and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading which may be facilitated by these intermediaries or by the use of omnibus account arrangements offered by these intermediaries to investors.


                  Account minimum
                  If as a result of redemptions your account balance falls below $500, the Trust may ask you to increase your balance within 30 days. If your account is not at the minimum by the required time, the Trust may redeem your account, after first notifying you in writing.


Frequent purchases and redemptions of Trust shares

                  Frequent purchases and redemptions of the Trust's shares entail risks, including dilution in the value of the Trust shares held by long-term shareholders, interference with the efficient management of the Trust's portfolio, and increased brokerage and administrative costs. The Trust's Board of Trustees has adopted policies and procedures to prohibit investors from engaging in late trading and to discourage excessive and short-term trading practices that may disrupt portfolio management strategies and harm Trust performance.

                  Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, the Trust considers trading in its shares to be excessive if an investor:

                - sells shares within a short period of time after the shares were purchased;

                - makes more than four exchanges out of the Trust during a calendar year (other than systematic purchases and redemptions);

                - enters into a series of transactions that is indicative of a timing pattern strategy.

                  In order to seek to detect frequent purchases and redemptions of Trust shares, the Adviser monitors selected trades. If the Adviser determines that an investor or a client of a broker has engaged in excessive short-term trading that may be harmful to the Trust, the Adviser will ask the investor or broker to cease such activity and may refuse to process purchase orders (including purchases by exchange) of such investor, broker or accounts that the Adviser believes are under their control. The Adviser applies these restrictions uniformly in all cases.

                  While the Adviser uses its reasonable efforts to detect excessive trading activity, there can be no assurance that its efforts will be successful or that market timers will not employ tactics designed to evade detection. Neither the Adviser, the Trust nor any of its service providers may enter into arrangements intended to facilitate frequent purchases and redemptions of Trust shares. Frequently, shares are held through omnibus accounts maintained by financial intermediaries such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. The Adviser's ability to monitor trading practices by investors purchasing shares through omnibus accounts is limited and dependent upon the cooperation of the financial intermediary in observing the Trust's policies. Consequently, it may be more difficult for the Trust to detect market timing activity through such accounts. Because omnibus accounts may apply their own market timing policies with respect to their accounts, and because the Adviser retains discretion in applying market timing policies, there is a risk that different shareholders may be treated differently and some level of market timing activity could occur.


Special services

                  To help make investing with us as easy as possible, and to help you build your investments, we offer the following special services. You can get further information about these programs by calling Shareholder Services at 800-243-2729.

                - Valu-Matic(R) allows you to make regular monthly investments of $25 or more automatically from your checking account.

                - Through our Systematic Cash Withdrawal Plan you can arrange a regular monthly or quarterly payment from your account payable to you or someone you designate. If your account is $5,000 or more, you can have monthly or quarterly withdrawals of $25 or more. Such withdrawals will each constitute a redemption of a portion of your Trust shares which may result in income, gain or loss to you, for federal income tax purposes.

Dividends, distributions and taxes

                  The Trust declares dividends from its net investment income daily, and distributes the accrued dividends to you each month. Capital gains, if any, are distributed annually. The Trust may also pay capital gain distributions at other times if necessary for the Trust to avoid U.S. federal income or excise tax. We automatically reinvest all dividends and any capital gains, unless you instruct us otherwise in your application to purchase shares.

                  Investors should consider the tax consequences of buying shares of the Trust shortly before the record date of a capital gain distribution because such distribution will generally be taxable even though the net asset value of shares of the Trust will be reduced by the distribution.

                  Tax laws are subject to change, so we urge you to consult your tax adviser about your particular tax situation and how it might be affected by current tax law. The tax status of your dividends from the Trust is not affected by whether you reinvest your dividends or receive them in cash. For U.S. federal income tax purposes, distributions from the Trust's tax-exempt interest, called "exempt interest dividends", are exempt from regular federal income tax. Distributions from the Trust's net long-term capital gains, if any, are taxable as long-term capital gains. Dividends that are not exempt-interest dividends and short-term capital gain distributions, if any, are taxable as ordinary income for federal income tax purposes. To the extent the Trust's dividend distributions are derived from interest income paid on state tax-free investments, they will be free from New York State and City personal income taxes. Corporate taxpayers should note that the Trust's distributions are not exempt from New York State and City franchise or corporate income taxes. However, you may be subject to other state and local taxes on dividends and distributions. The Trust may also make distributions that are a preference item for purposes of the alternative minimum tax, but such distributions are expected to be less than 20% of the Trust's total distributions under normal conditions. All exempt-interest dividends may result in or increase a corporate shareholders liability for alternative minimum tax.


                  We will send you a statement by January 31 each year detailing the amount and nature of all dividends and capital gains that you were paid during the prior year.

                  You generally will have a capital gain or loss if you dispose of your Trust shares by redemption, exchange or sale in an amount equal to the difference between the net amount of the redemption or sale proceeds (or in the case of an exchange, the fair market value of the shares) that you receive and your tax basis for the shares you redeem, sell or exchange. Certain limitations may apply to limit your ability to currently deduct capital losses.

                  As with all mutual funds, the Trust may be required to withhold a 28% backup withholding tax on all taxable distributions payable to you if you fail to provide the Trust with your correct social security number or other taxpayer identification number or make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

                  Corporate shareholders may be subject to the alternative minimum tax as a result of receiving tax-exempt interest from the Trust and should consult their tax advisers to determine whether the alternative minimum tax is applicable in their particular circumstances.

                  The above discussion is meant only as a summary; more information is available in the Statement of Additional Information. We urge you to consult your tax adviser about your particular tax situation including federal, state, local, and foreign tax considerations and possible additional withholding taxes for non-U.S. shareholders.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                  The financial highlights table is intended to help you understand the Trust's financial performance for the five years and eleven months ended January 31, 2005. Certain information reflects financial results for a single Trust share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Trust assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Trust's financial statements, is included in the Trust's annual report, which is available upon request by calling 800-243-2729.

                  Financial highlights
                  -------------------------------------------------------------

                                     Eleven
                                   Months Ended                          Year Ended on Last Day of February,
                                   January 31,         ----------------------------------------------------------------------
                                       2005              2004           2003           2002           2001           2000
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning
of period                            $ 10.41           $ 10.47        $ 10.25        $ 10.08        $  9.37        $ 10.33
-----------------------------------------------------------------------------------------------------------------------------
   Income (loss) from
      investment operations:
      Net investment income              .27               .31            .35            .38            .42            .42
      Net gains or losses on
         securities (both realized
         and unrealized)                (.07)              .14            .39            .17            .71           (.82)
-----------------------------------------------------------------------------------------------------------------------------
      Total from investment
         operations                      .20               .45            .74            .55           1.13           (.40)
-----------------------------------------------------------------------------------------------------------------------------
   Less distributions:
      Dividends from net
      investment income                 (.27)             (.31)          (.35)          (.38)          (.42)          (.42)
      Distributions from net
      realized gains                    (.15)             (.20)          (.17)            --             --           (.14)
-----------------------------------------------------------------------------------------------------------------------------
      Total distributions               (.42)             (.51)          (.52)          (.38)          (.42)          (.56)
=============================================================================================================================
Net asset value, end of period       $ 10.19           $ 10.41        $ 10.47        $ 10.25        $ 10.08        $  9.37
=============================================================================================================================
Total return                            1.99%(2)          4.51%          7.38%          5.54%         12.28%         (3.97)%
Ratios/Supplemental Data:
Net assets, end of period
(in thousands)                       $25,784           $29,012        $29,432        $29,202        $29,388        $28,409
Ratio of expenses to
   average net assets                   1.40%(1)(3)       1.37%(1)       1.29%(1)       1.28%(1)       1.13%(1)       1.05%(1)
Ratio of net investment income
   to average net assets                2.86%(3)          3.03%          3.39%          3.76%          4.29%          4.21%
Portfolio turnover rate                   72%               61%            53%            66%            49%           100%
-----------------------------------------------------------------------------------------------------------------------------

(1) Ratio reflects expenses grossed up for custody credit arrangement. The ratio of expenses to average net assets net of custody credits would have been 1.40%, 1.37%, 1.28%, 1.27%, 1.12% and 1.04%, respectively, as of
      January 31, 2005, February 29, 2004, February 28, 2003, February 28, 2002,
      February 28, 2001 and February 29, 2000.
(2)   Not annualized
(3)   Annualized

                 (This page has been left blank intentionally.)

For more information

                  Additional information about the Trust's investments is available in the Trust's annual and semi-annual reports to shareholders and quarterly reports filed with the Securities and Exchange Commission. In the Trust's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Trust's performance during its last fiscal year. You can find more detailed information about the Trust in the current Statement of Additional Information dated June 1, 2005, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this prospectus. If you want a free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have any questions about investing in this Trust, you can write to us at 220 East 42nd Street, New York, NY 10017-5891 or call toll-free 800-243-2729. You may also obtain the prospectus, Statement of Additional Information and annual and semi-annual reports, free of charge, from our Internet site at http://www.vlfunds.com.

                  Reports and other information about the Trust are available on the Edgar Database on the SEC Internet site (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Trust, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on operation of the public reference room by calling the SEC at 1-800-SEC-0330.


--------------------------------------------------------------------------------
   Investment Adviser                    Service Agent
   Value Line, Inc.                      State Street Bank and Trust Company
   220 East 42nd Street                  c/o BFDS
   New York, NY 10017-5891               P.O. Box 219729
                                         Kansas City, MO 64121-9729

   Custodian                             Distributor
   State Street Bank and Trust Company   Value Line Securities, Inc.
   225 Franklin Street                   220 East 42nd Street
   Boston, MA 02110                      New York, NY 10017-5891
--------------------------------------------------------------------------------

Value Line Securities, Inc.
220 East 42nd Street, New York, NY 10017-5891                  File no. 811-5052

                      VALUE LINE NEW YORK TAX EXEMPT TRUST

               220 East 42nd Street, New York, New York 10017-5891
                                 1-800-243-2729
                                 www.vlfunds.com


--------------------------------------------------------------------------------
                      STATEMENT OF ADDITIONAL INFORMATION
                                  JUNE 1, 2005
--------------------------------------------------------------------------------

     This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of Value Line New York Tax Exempt Trust dated June 1, 2005, a copy of which may be obtained without charge by writing or telephoning the Trust. The financial statements, accompanying notes and report of independent registered public accounting firm appearing in the Trust's 2005 Annual Report to Shareholders are incorporated by reference in this Statement of Additional Information. A copy of the Annual Report is available from the Trust upon request and without charge by calling 800-243-2729.


                                 ------------

                               TABLE OF CONTENTS


                                                                           Page
                                                                           -----
       Description of the Trust and Its Investments and Risks ............ B-2
       Special Considerations Relating to New York Municipal Securities .. B-9
       Management of the Trust ........................................... B-18
       Investment Advisory and Other Services ............................ B-21
       Service and Distribution Plan ..................................... B-23
       Portfolio Transactions ............................................ B-25
       Capital Stock ..................................................... B-25
       Purchase, Redemption and Pricing of Shares ........................ B-26
       Taxes ............................................................. B-26
       Performance Data .................................................. B-31
       Financial Statements .............................................. B-31
       Security Ratings .................................................. B-31

            DESCRIPTION OF THE TRUST AND ITS INVESTMENTS AND RISKS

     Classification. The Trust is an open-end, non-diversified, management investment company established as a Massachusetts business trust in 1987. The Trust's investment adviser is Value Line, Inc. (the "Adviser").


     Investment Objective. The Trust's investment objective is to provide New York taxpayers with the maximum income exempt from New York State, New York City and federal personal income taxes while avoiding undue risk to principal. Under normal conditions, the Trust's assets will be invested so that at least 80% of the annual income of the Trust will be exempt from both regular federal income tax and New York State and City personal income taxes, and will not subject non-corporate shareholders to the alternative minimum tax. No assurance can be made that the Trust's investment objective will be achieved. A portion of the Trust's income may be subject to federal, state and local taxes.

     The Trust's investment objective as described above cannot be changed without shareholder approval.

     Investment Strategy and Risks. The Trust invests primarily in New York State municipal and public authority debt obligations having a maturity of more than one year which are rated at the time of purchase within the four highest grades assigned by Moody's Investors Service, Inc. (Aaa, Aa, A and Baa) or Standard & Poor's Ratings Services (AAA, AA, A and BBB). The Trust may also invest up to 30% of its assets in bonds rated Ba or B by Moody's or BB or B by Standard & Poor's. As of April 30, 2005, the Trust had no securities rated below investment grade (Ba, BB or below). Investments rated Baa or BBB or lower have speculative characteristics; lower rated investments normally provide higher yields but are speculative and involve greater risk including the possibility of default or bankruptcy than is the case with higher rated securities. These securities may also be subject to greater market fluctuations. The Trust may also invest up to 100% of its assets in unrated securities which the Adviser determines are of comparable quality to the rated securities in which the Trust may invest. The amount of information about the financial condition of an issuer of New York tax-exempt bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded. See "Special Considerations," below. The Trust may also purchase obligations of municipal issuers located in Puerto Rico, the U.S. Virgin Islands and Guam since dividends paid by the Trust, to the extent attributable to such sources, are exempt from federal, New York State and New York City income taxes. Portfolio securities may be sold without regard to the length of time that they have been held in order to take advantage of new investment opportunities or yield differentials, or because the Adviser desires to preserve gains or limit losses due to changing economic conditions. High portfolio turnover may result in correspondingly greater transaction costs.


     Up to 20% of the Trust's total assets may be invested in taxable money market instruments, non-New York tax-exempt securities, futures and options. The Trust may temporarily invest more than 20% of its total assets in taxable money market instruments and non-New York tax-exempt securities when the Adviser deems a "defensive" posture to be advisable because of market conditions. The Trust may only purchase those non-New York tax-exempt securities which satisfy the standards for New York tax-exempt securities as described under the Trust's "Investment Objective." The types of taxable money market instruments in which the Trust may invest are the following: commercial paper (rated A-2 or better by Standard & Poor's or Prime-2 or better by Moody's), U.S. government securities, repurchase agreements or other short-term money market instruments.

     Special Considerations Affecting the Trust. The Trust's ability to achieve its investment objective is dependent upon the ability of the issuers of New York municipal securities to meet their continuing obligations for the payment of principal and interest. New York State and New York City face long-term economic problems that could seriously affect their ability and that of other issuers of New York municipal securities to meet their financial obligations.


     Certain substantial issuers of New York municipal securities (including issuers whose obligations may be acquired by the Trust) have experienced serious financial difficulties in recent years. These difficulties have at times jeopardized the credit standing and impaired the borrowing abilities of all New York issuers and have generally contributed to higher interest costs for their borrowings and fewer markets for their outstanding debt obligations. Strong demand for New York municipal securities has at times had the effect of permitting New York municipal securities to be issued with yields relatively lower, and after issuance, to trade in the market at prices relatively higher, than comparably rated municipal securities issued by other jurisdictions. A recurrence of the financial difficulties previously experienced by certain issuers of New York municipal securities could result in defaults or declines in the market values of those issuers' existing obligations and, possibly, in the obligations of other issuers of New York municipal securities. Although as of the date of this Statement of Additional Information, no issuers of New York municipal securities are in default with respect to the payment of their municipal securities, the occurrence of any such default could affect adversely the market values and marketability of all New York municipal securities and, consequently, the net asset value of the Trust's portfolio. See "Special Considerations Relating to New York Municipal Securities" for more detailed information on financial considerations relating to the Trust's investments in New York municipal securities.


     The Trust's classification as a "non-diversified" investment company allows it to have a larger position in the securities of a single issuer than would be the case if it were diversified. Because a relatively high percentage of the Trust's assets may be invested in the obligations of a limited number of issuers, the portfolio securities of the Trust may be more susceptible to any single economic, political or regulatory occurrence than the portfolio securities of a diversified investment company. To qualify for taxation as a regulated investment company, the Trust must, among other things: (i) distribute to its shareholders at least the sum of 90% of its investment company taxable income (generally consisting of taxable net investment income and net realized short-term capital gains) plus 90% of its net tax-exempt interest income; (ii) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of securities, gains from the sale or other disposition of stock or securities, foreign currencies, or other income (including, but not limited to, gains from options, futures, and forward contracts) derived with respect to the Trust's business of investing in such stock, securities or currencies; and (iii) diversify its holdings so that, at the end of each fiscal quarter of the Trust (a) at least 50% of the market value of the Trust's assets is represented by cash, U.S. government securities, securities of other regulated investment companies and other securities, with those other securities limited, with respect to any one issuer, to an amount no greater in value than 5% of the value of the Trust's total assets and to not more than 10% of the outstanding voting securities of the issuer, and (b) not more than 25% of the market value of the Trust's assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies) or of two or more issuers that the Trust controls and that are determined to be in the same or similar trades or businesses or related trades or businesses.

Miscellaneous Principal and Non-Principal Investment Practices

     When-Issued Securities. Tax-exempt securities may be purchased or sold on a delayed-delivery basis or on a when-issued basis. These transactions arise when securities are purchased or sold by the Trust with payment and delivery taking place in the future, in order to secure what is considered to be an advantageous price and yield to the Trust. No payment is made until delivery is due, often a month or more after the purchase. When the Trust engages in when-issued and delayed-delivery transactions, certain risks are involved. The Trust relies on the buyer or seller, as the case may be, to consummate the transaction. Failure of the buyer or seller to do so may result in the Trust missing the opportunity of obtaining a price considered to be advantageous. The securities are subject to market fluctuations and no interest accrues to the purchaser during this period. At the time the Trust makes the commitment to purchase municipal securities on a delayed-delivery basis or a when-issued basis, it will record the transaction and reflect the value of the municipal securities in determining its net asset value. A separate account for the Trust consisting of cash or liquid securities equal to the amount of the when-issued commitments will be established at the Trust's custodian bank. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market. If the market value of such securities declines, additional cash or securities will be placed in the account on a daily basis so that the market value of the account will equal the amount of such commitments by the Trust.

     Private Placement. The Trust may acquire privately negotiated loans to tax-exempt borrowers as such securities are expected to provide the Trust with a higher rate of interest than is generally available from marketable securities. To the extent that these private placements are not readily marketable, the Trust will limit its investment in such securities (and in other illiquid securities) to no more than 10% of the value of its total assets. Because an active trading market may not exist for such securities, the price that the Trust may pay for these securities or receive on their resale may be lower than that for similar securities with a more liquid market.

     Variable Rate Demand Instruments. The Trust may also invest in variable rate demand instruments which are tax-exempt obligations that provide for a periodic adjustment in the interest rate paid on the instrument according to changes in interest rates generally. These instruments permit the Trust to demand payment of the unpaid principal balance plus accrued interest upon a specified number of days' notice to the issuer or its agent. The demand feature may be backed by a bank letter of credit or guarantee issued with respect to such instrument. The Trust intends to exercise the demand only (1) upon a default under the terms of the municipal obligation, (2) as needed to provide liquidity to the Trust, or (3) to maintain a high quality investment portfolio. The issuer of a variable rate demand instrument may have a corresponding right to prepay in its discretion the outstanding principal of the instrument plus accrued interest upon notice comparable to that required for the holder to demand payment. The variable rate demand instruments that the Trust may purchase are payable on demand on not more than seven calendar days' notice. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily up to six months, and the adjustments are based upon the prime rate of a bank or other appropriate interest rate adjustment index as provided in the respective instruments.

     Lending Securities. The Trust may lend limited amounts of its portfolio securities to broker-dealers or institutional investors which the Adviser deems qualified, but only when the borrower agrees to maintain cash collateral with the Trust equal at all times to at least 100% of the value of the loaned securities and accrued interest. The Trust will continue to receive interest on the lent securities and will invest the cash collateral in readily marketable short-term obligations of high quality, thereby earning additional interest. Interest on lent municipal securities received by the borrower and paid over to the Trust will not be exempt from federal income taxes when distributed by the Trust. No loans of securities will be made if, as a result, the aggregate of such loans would exceed 10% of the value of the Trust's total assets. The Trust may terminate such loans at any time.

     Financial Futures Contracts. The Trust may invest in financial futures contracts ("futures contracts") and related options thereon limited to 20% of the Trust's net assets. If the Adviser anticipates that interest rates will rise, the Trust may sell a futures contract or write a call option thereon or purchase a put option on such futures contract to attempt to hedge against a decrease in the value of the Trust's securities. If the Adviser anticipates that interest rates will decline, the Trust may purchase a futures contract or a call option thereon to protect against an increase in the prices of the securities the Trust intends to purchase. These futures contracts and related options thereon will be used only as a hedge against anticipated interest rate changes. A futures contract sale creates an obligation on the part of the Trust, as seller, to deliver the specific type of instrument called for in the contract at a specified future time at a specified price. A futures contract purchase creates an obligation by the Trust, as purchaser, to take delivery of the specific type of financial instrument at a specified future time at a specified price.

     Although the terms of futures contracts specify actual delivery or receipt of securities, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the securities. Closing out a futures contract is effected by entering into an offsetting purchase or sale transaction. An offsetting transaction for a futures contract sale is effected by the Trust entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Trust is immediately paid the difference and thus realizes a gain. If the purchase price of the offsetting transaction exceeds the sale price, the Trust pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Trust entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Trust realizes a gain, and if the offsetting sale price is less than the purchase price, the Trust realizes a loss.

     The Trust is required to maintain margin deposits with brokerage firms through which it effects futures contracts and options thereon. The initial margin requirements vary according to the type of the underlying security. In addition, due to current industry practice, daily variations in gains and losses on open contracts are required to be reflected in cash in the form of variation margin payments. The Trust may be required to make additional margin payments during the term of the contract.

     Currently, futures contracts can be purchased on debt securities such as U.S. Treasury bills, bonds, and notes, certificates of the Government National Mortgage Association and bank certificates of deposit. The Trust may invest in futures contracts covering these types of financial instruments as well as in new types of such contracts that become available in the future.

     The Trust will only enter into financial contracts which are traded on national futures exchanges, principally the Chicago Board of Trade and the Chicago Mercantile Exchange.

     A risk in employing futures contracts to protect against the price volatility of portfolio securities is that the price of a futures contract may move more or less than the price of the securities being hedged. There is also a risk of imperfect correlation where the securities underlying futures contracts have different maturities than the portfolio securities being hedged. Another risk is that the Trust's Adviser could be incorrect in its expectations as to the direction or extent of various interest rate movements or the time span within which the movements take place. For example, if the Trust sold futures contracts for the sale of securities in anticipation of an increase in interest rates, and then interest rates declined instead, causing bond prices to rise, the Trust would lose money on the sale. The risk of imperfect correlation may be increased if the futures contracts being used are on taxable securities rather than on tax-exempt securities since there is no guarantee that the prices of taxable securities will move in a manner similar to the prices of tax-exempt securities.

     Unlike a futures contract, which requires the parties to buy and sell a security on a set date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to enter into the contract, the premium paid for the option is lost. Since the price of the option is fixed at the point of sale, there are no daily payments of cash in the nature of "variation" or "maintenance" margin payments to reflect the change in the value of the underlying contract as there are in a purchase or sale of a futures contract. The value of the option does change and is reflected in the net asset value of the Trust.

     Put and call options on financial futures have characteristics similar to those of other options. In addition to the risks associated with investing in options on securities, there are particular risks associated with investing in options on futures. In particular, the ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. The Trust will enter into an option on futures position only if there appears to be a liquid secondary market therefor, although there can be no assurance that such a market will actually develop or be maintained.

     The Trust may also utilize municipal bond index futures contracts and options thereon for hedging purposes. The Trust's strategies in employing such contracts will be similar to those discussed above with respect to financial futures and related options. A municipal bond index is a method of reflecting in a single number the market value of many different municipal bonds and is designed to be representative of the municipal bond market generally. The index fluctuates in response to changes in the market values of the bonds included within the index. Unlike futures contracts on particular financial instruments, transactions in futures on a municipal bond index will be settled in cash, if held until the close of trading in the contract. However, like any other futures contract, a position in the contract may be closed out by purchase or sale of an offsetting contract for the same delivery month prior to expiration of the contract. Trading in the municipal bond index futures contract takes place on the Chicago Board of Trade.

     In instances involving the purchase of futures contracts by the Trust, an amount equal to the market value of the futures contract will be deposited in a segregated account of cash and cash equivalents to collateralize the position and thereby insure that the use of such futures contract is unleveraged.

     Repurchase Agreements. The Trust may invest temporary cash balances in repurchase agreements in an amount not to exceed 5% of its total assets. A repurchase agreement involves a sale of securities to the Trust, with the concurrent agreement of the seller (a member bank of the Federal Reserve System or a securities dealer which the Adviser believes to be financially sound) to repurchase the securities at the same price plus an amount equal to an agreed-upon interest rate, within a specified time, usually less than one week, but, on occasion, at a later time. The Trust will make payment for such securities only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent for the Trust. Repurchase agreements may also be viewed as loans made by the Trust which are collateralized by the securities subject to repurchase. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. In the event of a bankruptcy or other default of a seller of a repurchase agreement to which the Trust is a party, the Trust could experience both delays in liquidating the underlying security and losses, including: (a) a possible decline in the value of the underlying securities during the period while the Trust seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights. The Trust has a fundamental policy that it will not enter into repurchase agreements which will not mature within seven days if any such investment, together with all other assets held by the Trust which are not readily marketable (including private placements), amounts to more than 10% of its total assets. It is expected that repurchase agreements will give rise to income which will not qualify as tax-exempt income when distributed by the Trust.

     While the Trust has no plans to do so during the current year, it may enter into reverse repurchase agreements, which involve the sale of securities held by the Trust with an agreement to repurchase the securities at an agreed-upon price, date and interest payment.

     Options. The Trust may purchase or sell (write) options on debt securities as a means of achieving additional return or hedging the value of the Trust's portfolio. The Trust will only buy options listed on national securities exchanges. The Trust will not purchase options if, as a result, the aggregate cost of all outstanding options exceeds 5% of the Trust's total assets.

     Presently there are no options on New York tax-exempt securities traded on national securities exchanges and until such time as they become available, the Trust will not invest in options on debt securities.

     A call option is a contract that gives the holder of the option the right to buy from the writer of the call option, in return for a premium paid by the holder to the writer, the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price during the option period. A put option is a contract that gives the holder of the option the right to sell to the writer, in return for a premium paid by the holder to the writer, the underlying security at a specified price during the term of the option. The writer of the put has the obligation to buy the underlying security upon exercise, at the exercise price during the option period. The Trust generally would write call options only in circumstances where the Adviser does not anticipate significant appreciation of the underlying security in the near future or has otherwise determined to dispose of the security.

     The Trust will only write covered call or covered put options listed on national securities exchanges. The Trust may not write covered options in an amount exceeding 20% of the value of its total assets. A call option is "covered" if the Trust owns the underlying security subject to the call option or has an absolute and immediate right to acquire that security or futures contract without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Trust holds a call on the same security or futures contract as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written if the difference is maintained by the Trust in cash, Treasury bills or other high grade short-term obligations in a segregated account with its custodian. A put option is "covered" if the Trust maintains cash, Treasury bills or other high-grade, short-term obligations with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same security or futures contract as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

     If the Trust has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Trust has been assigned an exercise notice, the Trust will be unable to effect a closing purchase transaction. Similarly, if the Trust is the holder of an option it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction can be effected when the Trust so desires.

     The Trust will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Trust will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date.

     An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Trust will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event it might not be possible to effect closing transactions in particular options, so that the Trust would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities for the exercise of put options. If the Trust as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

     Investment Risks of High Yielding Securities. The Trust may invest up to 30% of its assets in bonds rated Ba or B by Moody's Investors Service, Inc. or BB or B by Standard & Poor's Ratings Services. These high-yielding, lower-rated securities, have certain speculative characteristics and involve greater investment risk, including the possibility of default or bankruptcy, than is the case with higher-rated securities.

     Since investors generally perceive that there are greater risks associated with the lower-rated securities of the type in which the Trust may invest, the yields and prices of such securities may tend to fluctuate more than those of higher-rated securities. In the lower quality segments of the fixed-income securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed-income securities market, resulting in greater yield and price volatility. Another factor which causes fluctuations in the prices of fixed-income securities is the supply and demand for similarly rated securities. In addition, though prices of fixed-income securities fluctuate in response to the general level of interest rates, the prices of below investment grade bonds have been found to be less sensitive to interest rate changes than higher-rated instruments, but more sensitive to adverse economic changes or individual developments. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in the Trust's net asset value. Lower-rated and comparable non-rated securities tend to offer higher yields than higher-rated securities with the same maturities because the historical financial conditions of the issuers of such securities may not have been as strong as that of other issuers. Since lower-rated securities generally involve greater risks of loss of income and principal than higher-rated securities, investors should consider carefully the relative risks associated with investments in securities which carry lower ratings and in comparable non-rated securities.

     An additional risk of high yield securities is the limited liquidity and secondary market support and thus the absence of readily available market quotations. As a result, the responsibility of the Trust's Trustees to value the securities becomes more difficult and judgment plays a greater role in valuation because there is less reliable, objective data available.

       SPECIAL CONSIDERATIONS RELATING TO NEW YORK MUNICIPAL SECURITIES

     The following discussion summarizes some of the significant financial considerations relating to the Trust's investments in New York Municipal Securities. This summary is not intended to be a complete description and is principally derived from the New York State (the "State" or "New York") Department of Budget ("DOB") Annual Information Statement dated September 19, 2004, as updated through January 25, 2005. Additional information in this summary is derived from the State's 2005-2006 Enacted Budget Report dated April 18, 2005. Information in this discussion relating to fiscal year 2004-05 is based on preliminary unaudited year-end results. The accuracy and completeness of the information contained in those official statements has not been independently verified.

     State Economy. New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location and its excellent air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries. State nonagricultural employment is projected to rise 1.1% in 2005, a significant improvement compared with 0.4% growth for 2004, but below projected growth of 1.8% for the nation. New York wage and salary levels are projected to rise 4.9% in 2005. The State employee workforce level was 189,600 at the end of the 2004-05 fiscal year and is projected to total 191,900 by the end of fiscal year 2005-06. In recent years, the State workforce has remained relatively stable through the use of a hiring freeze, which allows the State to maintain staffing of critical positions.

     Recent above-trend national growth rates have helped to buttress the New York State economy. The State is estimated to have emerged from recession in the summer of 2003. The New York City economy is well on its way to a full recovery from the impact of the September 11th attack, reversing several years where the City's job base was in decline. The continued strengthening of the State economy will help to sustain the housing market, although not at the torrid pace of growth observed in 2004. Moreover, with the pickup in equity market activity toward the end of 2004, the profit outlook for the finance industry is brightening.

     State Budget. The State Constitution requires the governor (the "Governor") to submit to the State legislature (the "Legislature") a balanced executive budget that contains a complete plan of expenditures for the ensuing fiscal year and all moneys and revenues estimated to be available therefor, accompanied by bills containing all proposed appropriations or reappropriations and any new or modified revenue measures to be enacted in connection with the executive budget. The entire plan constitutes the proposed State financial plan for that fiscal year. The Governor is required to submit to the Legislature quarterly budget updates that include a revised cash-basis state financial plan, and an explanation of any changes from the previous financial plan.

     The State's current fiscal year began on April 1, 2005 and ends on March 31, 2006. The Legislature completed action on the executive budget by March 31, 2005. The State's current official budget (the "Enacted Budget") reflects budget bills and amendments through April 12, 2005. The Enacted Budget reflects approximately $1.8 billion from debt management initiatives and cuts in Medicaid and mental hygiene spending. The Enacted Budget provides an $850 million school year increase in school aid, including a new "sound basic education" (SBE) aid program, financed with Video Lottery Terminal (VLT) revenues, in an effort to comply with a State Court of Appeals' mandate to provide an adequate education to New York City students. The Enacted Budget also permits the State to pay for the local share of Medicaid costs in excess of 2005 spending levels plus 3.5%, accelerates the State takeover of the Family Health Plus (FHP) program and increases aid to local governments.

     Financial Plan. The State's official Enacted Budget Financial Plan (the "Financial Plan") forecasts receipts and disbursements for the fiscal year. DOB's economic forecast and the State's tax and fee structure serve as the basis for projecting receipts. After consulting with public and private sector experts, DOB prepares a detailed economic forecast for the nation and the State, showing gross domestic product, employment levels, inflation, wages, consumer spending and other relevant economic indicators. It then projects the yield of the State's revenue structure against the backdrop of these forecasts. Projected disbursements are based on agency staffing, program caseloads, service needs, formulas contained in State and federal law, inflation and other factors. The factors that affect spending estimates vary by program. For example, welfare spending is based primarily on anticipated caseloads that are estimated by analyzing historical trends, projected economic conditions and changes in federal law. In criminal justice, estimates are based on recent trends and data from the criminal justice system, as well as on estimates of the prison population. All projections account for the timing of payments, since not all the amounts appropriated in the Budget are disbursed in the same fiscal year.

     Many complex political, social and economic forces influence the State's economy and finances, which may in turn affect the Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions, and organizations that are not subject to the State's control. The Financial Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the state economies. The projections assume no changes in federal tax law, which could substantially alter the current receipts forecast.

     The Financial Plan's projections are based on budget bills and amendments enacted through April 12, 2005. The Financial Plan for 2005-06 eliminates a projected budget gap of $4.2 billion. Reserves have been increased to $1.5 billion. The projected budget gaps total $3.2 billion in 2006-07 and $4.1 billion in 2007-08. The 2005-2006 Financial Plan projects General Fund spending will total $46.2 billion, an increase of 4.7%. State Funds spending is projected at $70.3 billion, an annual increase of 7.4% and All Governmental Funds ("All Funds") spending is estimated to total $106.5 billion, an increase of 4.3%. The State's general reserves are projected to total $1.5 billion in 2005-06. The Financial Plan is subject to a variety of risks and uncertainties that could cause actual results to differ materially from current projections. Risks inherent in the current projections include the performance of the State and national economies, adverse judgments against the State and changes in the level of federal aid. Total receipts in 2005-06 are projected to be $46.8 billion in the General Fund, $70.1 billion in State Funds, and $106.5 billion in All Funds, an annual increase of 5.7%, 6.8% and 4.4%, respectively.

     Debt Limits And Outstanding Debt. There are a number of methods by which the State may incur debt. Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake long-term general obligation borrowing (i.e., borrowing for more than one year) unless the borrowing is authorized in a specific amount for a single work or purpose by the Legislature and approved by the voters. There is no constitutional limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State. The Debt Reform Act of 2000 does, however, limit new State-supported debt outstanding, which applies to general obligation bonds, as well as other State-sponsored bonds, issued on and after April 1, 2000. General obligation bonds must be paid in equal annual installments that result in level or declining debt service payments, within 40 years after issuance, and beginning not more than one year after issuance of such bonds. General obligation housing bonds, however, must be paid within 50 years after issuance, commencing no more than 3 years after issuance.

     The State may undertake short-term borrowings without voter approval in anticipation of the receipt of tax revenue (tax and revenue anticipation notes) and proceeds from the sale of bonds (bond anticipation notes). The State also may, under the State Constitution, directly guarantee certain obligations of its authorities and public benefit corporations ("Authorities"). Payments of debt service on New York general obligation and State-guaranteed bonds and notes are legally enforceable obligations of the State.

     The State employs additional long-term financing mechanisms, lease-purchase and contractual-obligation financings, which involve obligations of public authorities or municipalities that are State-supported but are not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance the construction and rehabilitation of facilities or the acquisition and rehabilitation of equipment, and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the State.

     Authorities generally pay their operating expenses and debt service costs from revenues generated by the projects they finance or operate, such as highway, bridge or tunnel tolls, public utility service charges, housing rentals, and medical care occupancy charges. In recent years, however, the State has provided financial assistance through appropriations, in some cases of a recurring nature, to certain Authorities for operating and other expenses. The Metropolitan Transportation Authority, which oversees the operation of subway, commuter rail and bus services in the New York metropolitan area, receives the bulk of these ongoing appropriations. In addition, certain statutory arrangements provide for State local assistance payments otherwise payable to localities, to be made to certain Authorities. The State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements. However, in the event that such local assistance payments are so diverted, the affected localities could seek additional State funds.

     New York State's Fund Structure. New York accounts for all of its spending and receipts by the fund in which the activity takes place (such as the General
Fund), and the broad category or purpose of that activity (such as State Operations). State Funds include the General Fund and dedicated funds, with the exception of Federal Funds. The All Governmental Funds Financial Plan, which includes State Funds and Federal Funds, is comprised of: (1) the General Fund (receives most of the State's tax revenue and accounts for spending on programs not supported by dedicated fees and revenues); (2) Special Revenue Funds (receive federal grants, dedicated taxes, fees and other revenues); (3) Capital Projects Funds (account for costs incurred in infrastructure projects such as roads, bridges and prisons); and (4) Debt Service Funds (pay principal, interest and related expenses on State and Authority long-term bonds).

     Within each fund type, revenues and spending are classified by major categories of the Financial Plan (e.g., Taxes, Miscellaneous Receipts, Grants to Local Governments and State Operations). Grants to Local Governments (also known as local assistance) include financial aid to local governments and non-profit organizations, as well as entitlement payments to individuals. The largest shares of spending in local assistance are for aid to public schools and for the State's share of Medicaid payments to medical providers. State Operations accounts for the cost of operating the Executive, Legislative, and Judicial branches of government.

     General Fund. The General Fund ended the fiscal year on March 31, 2005 with a balance of $1.2 billion and a surplus of $141 million. Total receipts were $43.8 billion. Disbursements totaled $44.1 billion. Disbursements from All Governmental Funds totaled $102.1 billion. Revenue increased almost 12% in

2004-05 due to a number of positive economic and tax-policy-related factors, including: strong growth in incomes; growth in tax receipts from the temporary tax surcharge on incomes over $150,000; rapid appreciation in real estate values; a large number of estate tax payments; and an increase in corporate tax receipts due to improved business profitability.

     In 2005-06, the General Fund is projected to end the fiscal year with a $1.8 billion balance. The State projects General Fund receipts, including transfers from other funds, to total $46.8 billion in 2005-06, an increase of 6.9%. The projected increase is attributable to growth in personal income and sales taxes. The significant revenue increase experienced in fiscal year 2004-05 was supported by a number of factors, including increases in: tax receipts from robust income growth and appreciation in real estate values; estate tax payments; and corporate tax payments, which reflect improved business profitability.

     Receipts. General Fund Personal Income Tax ("PIT") receipts are projected to increase by $2.4 billion (13.1%) in 2005-06, due to continued economic improvement, payments on 2004 tax liability and a smaller deposit into the PIT refund reserve account. User taxes and fees (which include receipts from the State sales tax, cigarette and tobacco taxes, alcoholic beverage taxes and fees, motor fuel taxes and motor vehicle license and registration fees) are projected to total $8.6 billion, a decrease of 1.5%. This decline is attributable to the reversion on June 1, 2005 of the sales tax rate from 4.25% to 4% and a decline in cigarette tax receipts (reflecting a long-term decline in cigarette consumption). Receipts for business taxes (which include the corporate franchise tax, corporation and utilities taxes, the insurance franchise tax and the bank franchise tax) are projected to total $4.3 billion, an increase of 5.3%, primarily due to continued strength in the corporate franchise tax. Receipts from other taxes (which include the estate and gift tax, real property gains tax, and pari-mutuel taxes) are projected to total $778 million, a decrease of $148 million, primarily due to the repeal of the real property gains tax and the gift tax and the reduction of estate and pari-mutuel taxes.

     Miscellaneous receipts are expected to reach nearly $2.3 billion, an increase of $131 million, primarily due to increases in local government revenue. Transfers from other funds are expected to total $9.7 billion, an increase of $536 million, comprised primarily of higher transfers from the Revenue Bond Tax Fund ("RBTF") and the Local Government Assistance Corporation ("LGAC") Fund. Transfers to the General Fund from net PIT receipts, after debt service costs, deposited to RBTF are projected to total $6.3 billion. Transfers to the General Fund of net sales tax receipts deposited to the LGAC Fund, after debt service costs, are projected to total $2.3 billion, an increase of $124 million. The Enacted Budget contains nearly $825 million in All Governmental Funds net revenue actions, including revenue enhancements (such as increasing various user fees) and tax reductions (such as extending the low income housing credit).

     Disbursements. The State projects General Fund disbursements, including transfers to other funds, of $46.2 billion in 2005-06, an increase of 4.7%. Grants to Local Governments include financial aid to local governments and nonprofit organizations, as well as entitlement payments to individuals. Local assistance spending is projected at $31.4 billion in 2005-06, an increase of 4.8%. Growth in school aid and CUNY/SUNY operating costs and enrollment growth are partially offset by savings from Medicaid cost containment and patient income revenue reclassification. State Operations accounts for the cost of running the Executive, Legislative, and Judicial branches of government and is projected to total $8.1 billion in 2005-06, an increase of 6.6%. Personal service costs (e.g., State employee payroll) comprise 72% of State Operations spending. The remaining 28% represents nonpersonal service costs for contracts, rent, supplies, and other operating expenses. DOB projects the Executive branch workforce will total 191,891 in 2005-06, an increase of 2,245. Transfers to other funds are projected to total $2.6 billion and include General Fund transfers to support debt service, capital projects and other funds.

     Cash Flow. In 2005-06, the General Fund is projected to have quarter-end balances of $4.5 billion in June 2005, $4.6 billion in September 2005, $2.7 billion by the end of December 2005, and $1.8 billion at the end of March 2006. The lowest projected month-end cash flow balance is $1.8 billion in November 2005. The Comptroller invests General Fund moneys, bond proceeds, and other funds not immediately required to make payments through the State's Short-Term Investment Pool ("STIP"), which is comprised of joint custody funds (Governmental Funds, Internal Service Funds, Enterprise Funds and Private Purpose Trust Funds), as well as several sole custody funds, including the Tobacco Settlement Fund. The Comptroller is authorized to make temporary loans from STIP to cover temporary cash shortfalls in certain funds and accounts resulting from the timing of receipts and disbursements. The Legislature authorizes the funds and accounts that may receive loans each year, based on legislation submitted with the Executive Budget. Loans may be granted only for amounts that the Director of the Budget certifies are "receivable on account" or can be repaid from the current operating receipts of the fund (i.e., loans cannot be granted in expectation of future revenue enhancements).

     Outyear Projections. Projected General Fund budget gaps in 2006-07 and 2007-08 are primarily the result of anticipated spending increases (mainly Medicaid and school aid) that exceed the growth in revenue collections, as well as the loss of nonrecurring resources used to help balance the budget in 2005-06. The current gap projections are subject to revision as additional information becomes available about the national and State economies, financial sector activity, entitlement spending and social service caseloads, federal budget changes and State reimbursement obligations that are driven by local government activity. Key factors include: end-of-year business tax collections; calendar year economic results; year-end financial sector bonus income data; the school aid database update in November; and quarterly Medicaid and welfare cycle trend analyses.

     General Fund receipts in 2006-07 are projected to increase by $1.5 billion from the current year. Underlying revenue growth of $3.1 billion is offset by the loss of several one-time revenues, the phase-out of the PIT surcharge and a 0.25% increase in sales tax, lower transfers from the RBTF due to increasing debt service costs and higher transfers to finance the School Tax Relief ("STAR") program. Spending is projected to increase by $4.7 billion in 2006-07. Medicaid growth of $2.7 billion in 2006-07 is primarily attributable to the increasing cost of providing health care services, as well as the rising number of recipients and corresponding increases in medical service utilization. School aid is projected to grow by $461 million in 2006-07, assuming growth in expense-based programs and other selected aid categories. State Operations spending is projected to increase by $592 million in 2006-07, due primarily due to the cost of collective bargaining agreements with many of the State's employee unions and the anticipated settlements with the remaining unions, normal salary increases and non-personal service increases and the decline in patient income revenues available to finance General Fund spending. General State Charges are expected to increase by $375 million in 2006-07, primarily due to higher costs for pensions and health insurance for State employees and retirees. All other spending growth is comprised of inflationary spending increases across numerous local assistance programs and is consistent with 2004-05 and 2005-06 growth trends.

     Special Revenue Funds. Special Revenue Funds receive State and federal revenues dedicated to finance specific activities. Special Revenue Funds are intended to be self-supporting, with receipts equaling or exceeding disbursements. When statutorily authorized, certain funds and accounts may borrow from the State's STIP to cover temporary cash shortfalls resulting from the timing of receipts and disbursements (i.e., disbursements occurring prior to receipts being received). In 2005-06 the Special Revenue Funds Financial Plan projects total receipts of $53.4 billion, total disbursements of $54.1 billion, and net other financing sources of $413 million, resulting in an operating deficit of $288 million.

     Capital Projects Fund. Capital Projects spending is related to programs that are financed in the first instance by bond proceeds, rather than with a short-term loan from the General Fund. This includes capital spending for local transportation, higher education, mental hygiene and a variety of economic development projects. Spending for the Capital Project Fund is projected to total almost $7 billion in 2005-06, an increase of $1.3 billion, the majority of which is for education, parks and environment, transportation and economic development. Capital Projects Fund receipts include dedicated tax receipts from highway-related taxes and real estate transfer taxes. Miscellaneous receipts include bond proceeds that finance capital projects across all areas, as well as other fees, including State park fees, industry-specific environmental fees and receipts from the sale of surplus land. Total Capital Project Fund receipts are projected at $7.3 billion, an increase of $998 million, primarily attributable to projected increases in economic development and education programs financed with authority bond proceeds.

     Debt Service Fund. All tax-financed State debt service on long-term debt and payments on certain lease-purchase and other contractual obligations are paid from the Debt Service Fund. Total Debt Service Fund receipts are projected to be $10.7 billion, an increase of 5.6%, due to increases in dedicated taxes offset by a reduction in miscellaneous receipts. Total Debt Service Fund disbursements are projected to increase from $3.8 billion in 2004-05 to $3.9 billion in 2005-06, due to growth in debt service costs from previous and planned bond sales, offset by projected savings from debt management efforts.

     Health Care Reform Act (HCRA) Financial Plan. HCRA was established in 1996 to improve the fiscal health of hospitals and ensure that affordable and quality health care coverage was available to all New Yorkers. HCRA cash balances have been significant as revenues have generally accumulated rapidly for new programs that take time to reach projected full annual expenditure levels. The HCRA cash balance on March 31, 2005 was $164 million. The Enacted Budget includes a series of actions to lessen HCRA's reliance on the General Fund and to improve HCRA's fiscal viability, primarily by modifying benefits and requiring higher co-payments; increasing hospital and clinic surcharges and increasing the covered lives assessment. DOB projects total HCRA receipts at $5.8 billion in 2005-06, an increase of 49.6%, comprised primarily of surcharges, covered lives assessment, cigarette taxes, additional insurance conversion proceeds, federal funds and hospital assessments.

     New York City and Other Localities. The fiscal health of the State also may be affected by the fiscal health of New York City (the "City"), which continues to receive significant financial assistance from the State. State aid contributes to the City's ability to balance its budget and meet its cash requirements. The State also may be affected by the ability of the City and related entities to market their securities successfully in the public credit markets.

     In response to the City's fiscal crisis in 1975, the State took action to assist the City in returning to fiscal stability. Among those actions, the State established the Municipal Assistance Corporation to provide financing assistance to the City; the New York State Financial Control Board (the "Control Board") to oversee the City's financial affairs; and the Office of the State Deputy Comptroller for the City of New York to assist the Control Board in exercising its powers and responsibilities. A "control period" existed from 1975 to 1986, during which the City was subject to certain statutorily-prescribed fiscal controls. The Control Board terminated the control period in 1986 when certain statutory conditions were met. State law requires the Control Board to reimpose a control period upon the occurrence, or "substantial likelihood and imminence" of the occurrence, of certain events, including (but not limited to) a City operating budget deficit of more than $100 million or impaired access to the public credit markets.

     As required by law, the City prepares a four-year annual financial plan, which is reviewed and revised on a quarterly basis and includes the City's capital, revenue, and expense projections, and outlines proposed gap-closing programs for years with projected budget gaps.

     To successfully implement its financial plan, the City and certain entities issuing debt for the benefit of the City must market their securities successfully. This debt is issued to finance the rehabilitation of the City's infrastructure and other capital needs and to refinance existing debt, as well as to fund seasonal needs and recovery costs related to the attacks on the World Trade Center. In recent years, the State constitutional debt limit would have prevented the City from entering into new capital contracts, except for the creation of the Transitional Finance Authority ("TFA") and an entity empowered to issue debt backed by tobacco settlement revenues. The City expects that these actions, combined with the City's remaining capacity, will provide sufficient financing capacity to continue its capital program at least through fiscal year 2013.

     For its normal operations, the City depends on State aid to enable it to balance its budget and to meet its cash requirements. The State may reduce aid from amounts currently projected, and delays in adopting State budgets or enacting interim appropriations could have adverse impacts on the City's cash flow or expenditures.

     On May 5, 2005, New York City Mayor Michael R. Bloomberg announced his Fiscal Year 2006 Executive Budget and presented an updated four-year financial plan for the City. A press release from the Mayor's office stated that the $49.7 billion budget invests in education, human services, public safety and economic development while closing an almost $4 billion budget gap and reducing taxes.

     Certain localities outside the City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State's receipts and disbursements for the State's 2005-06 fiscal year or thereafter.

     Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control. Such changes may adversely affect the financial condition of certain local governments. For example, the federal government may reduce (or in some cases eliminate) federal funding of some local programs that, in turn, may require local governments to fund these expenditures from their own resources. It is also possible that the State, the City, or any of their respective public authorities may suffer serious financial difficulties that could jeopardize local access to the public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State. Localities also may face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Other large-scale potential problems, such as declining urban populations, increasing expenditures, and the loss of skilled manufacturing jobs, may also adversely affect localities and necessitate State assistance.

     The 2005-06 Enacted State Budget will provide nearly $1.4 billion in savings and new assistance to local governments statewide. Major initiatives include: Medicaid cap and cost containment; increased State support for local governments conditioned on reductions in property tax growth; providing competitive grants to localities and school districts to help fund cooperative cost saving efforts such as shared services; increased State school aid programs and increased operating assistance for local transportation operations.

     Litigation. Certain litigation pending against the State or its officers or employees could have a substantial or long-term adverse effect on State finances. Among the more significant of these cases challenge the validity of:
(1) agreements and treaties by which various Indian tribes transferred to the State title to land in central and upstate New York; (2) aspects of the State's Medicaid policies, including its rates, regulations and procedures; (3) laws permitting the conversion of Empire Health Choice to a for-profit corporation;
(4) the Legislature's authority to take certain budget actions; (6) the State's method of funding the City's public schools; (5) transfers of aid to the City; and (6) the Governor's use of the line item veto.

     The legal proceedings noted above involve State finances and programs and miscellaneous civil rights, real property, contract and other tort claims in which the State is a defendant and the monetary claims against the State exceeds $100 million. Adverse developments in these proceedings, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could affect the ability of the State to maintain a balanced Financial Plan. Although other litigation is pending against the State, except as noted above, no current litigation involves, as a matter of law, the State's authority or ability to contract indebtedness, issue obligations, pay indebtedness when due, or impose or collect significant amounts of taxes and revenues.

     Risks. There are risks specific to the State. Another attack targeted at the City would once again disproportionately affect the State economy. Any other such shock that had a strong and prolonged impact on the financial markets would also disproportionately affect New York State, resulting in lower income and employment growth than currently forecast. In addition, if the national and world economies grow more slowly than expected, demand for State goods and services would also be lower than projected, dampening employment and income growth. In contrast, should the national and world economies grow faster than expected, a stronger upturn in stock prices, along with increased activity in mergers and acquisitions and IPOs is possible, resulting in higher wage growth than projected. The financial markets, which are so pivotal to the direction of the downstate economy, are currently in a state of extreme flux. In the wake of several high-profile scandals, the pace of both technological and regulatory change is as rapid as it has ever been, which compounds even further the difficulty in projecting industry revenues and profits.

Trust Fundamental Policies


          (i) The Trust may not issue senior securities except evidences of indebtedness permitted under clause (ii) below.


          (ii) The Trust may not borrow money in excess of 10% of the value of its assets and then only as a temporary measure to meet unusually heavy redemption requests or for other extraordinary or emergency purposes. Securities will not be purchased while borrowings are outstanding. No assets of the Trust may be pledged, mortgaged or otherwise encumbered, transferred or assigned to secure a debt except in connection with the Trust's entering into interest rate futures contracts and then only to the extent of one-third of its assets.


          (iii) The Trust may not engage in the underwriting of securities except to the extent that the purchase of municipal securities, or other permitted investments, directly from the issuer thereof (or from an underwriter for an issuer) and the later disposition of such securities in accordance with the Trust's investment program, may be deemed to be an underwriting.

          (iv) The Trust may not purchase securities of other investment companies or invest in real estate, mortgages or illiquid securities of real estate investment trusts, although the Trust may invest in municipal securities secured by real estate or interests therein.

          (v) The Trust may not lend money except in connection with the purchase of debt obligations or by investment in repurchase agreements, provided that repurchase agreements maturing in more than seven days when taken together with other illiquid investments do not exceed 10% of the Trust's assets. The Trust may lend its portfolio securities to broker-dealers and institutional investors if as a result thereof the aggregate value of all securities loaned does not exceed 331/3% of the total assets of the Trust.

          (vi) The Trust may not engage in short sales or participate on a joint or a joint and several basis in any trading account in securities.

          (vii) The Trust may not purchase or sell any put or call options or any combination thereof, except options on financial futures or municipal bond index contracts or options on debt securities as described in the Statement of Additional Information.

          (viii) The Trust may not purchase more than 10% of the outstanding voting securities of any one issuer. For purposes of this restriction, all outstanding debt securities of an issuer are considered as one class. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

          (ix) The Trust may not invest more than 5% of its total assets in securities of issuers having a record, together with their predecessors, of less than three years of continuous operation. This restriction does not apply to any obligation issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

          (x) The Trust may not purchase equity securities or securities convertible into equity securities.

          (xi) The Trust may not invest in commodities or commodity contracts except that the Trust may purchase financial futures contracts and related options.

          (xii) The Trust may not purchase the securities of any issuer if, to the knowledge of the Trust, those officers and directors of the Trust and of the Adviser, who each owns more than 0.5% of the outstanding securities of such issuer, together own more than 5% of such securities.

          (xiii) The Trust may not purchase oil, gas or other mineral type development programs or leases.

          (xiv) The Trust may not invest 25% or more of its assets in securities of issuers in any one industry; provided that there shall be no such limitation on the purchase of municipal securities and, for temporary defensive purposes, obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

          (xv) The Trust may not purchase or invest in restricted securities or securities which at the time of investment are not readily marketable or invest in repurchase agreements maturing in more than seven days if, as a result of such investment, more than 10% of the Trust's assets would then be invested in such securities.


          (xvi) The investment objective of the Trust is to provide New York taxpayers with the maximum income exempt from New York State, New York City, and federal income taxes while avoiding undue risk to principal. Under normal conditions, the Trust's assets will be invested so that at least 80% of the annual income of the Trust will be exempt from both regular federal income tax and New York State and City personal income taxes and will not subject non-corporate shareholders to the alternative minimum tax.


     If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from changes in values or assets will not be considered a violation of the restriction, except for restrictions (ii) and
(xv).

     The policies set forth above may not be changed without the affirmative vote of the majority of the outstanding voting securities of the Trust which means the lesser of (1) the holders of more than 50% of the outstanding shares of capital stock of the Trust or (2) 67% of the shares present if more than 50% of the shares are present at a meeting in person or by proxy.

                            MANAGEMENT OF THE TRUST

     The business and affairs of the Fund are managed by the Trust's officers under the direction of the Board of Trustees. The following table sets forth information on each Trustee and officer of the Trust. Each Trustee serves as a director or trustee of each of the 14 Value Line Funds and oversees a total of 15 portfolios. Each Trustee serves until his or her successor is elected and qualified.


        Name, Address                                      Length of
           and Age                     Position           Time Served
---------------------------- --------------------------- -------------
Interested Trustees*

Jean Bernhard Buttner        Chairman of the Board of     Since 1987
Age 70                       Trustees and President

Marion N. Ruth               Trustee                      Since 2000
5 Outrider Road
Rolling Hills, CA 90274
Age 70

Non-Interested Trustees

John W. Chandler             Trustee                      Since 1991
1611 Cold Spring Rd.
Williamstown, MA 01267
Age 81

Frances T. Newton            Trustee                      Since 2000
4921 Buckingham Drive
Charlotte, NC 28209
Age 64

Francis Oakley               Trustee                      Since 2000
54 Scott Hill Road
Williamstown, MA 01267
Age 73

David H. Porter              Trustee                      Since 1997
5 Birch Run Drive
Saratoga Springs, NY 12866
Age 69

Paul Craig Roberts           Trustee                      Since 1987
169 Pompano St.
Panama City Beach, FL 32413
Age 66

Nancy-Beth Sheerr            Trustee                      Since 1996
1409 Beaumont Drive
Gladwyne, PA 19035
Age 56

Officers

Charles Heebner              Vice President               Since 1995
Age 69

Bradley Brooks               Vice President               Since 2001
Age 42

Jeffrey Geffen               Vice President               Since 2003
Age 55

David T. Henigson            Vice President, Secretary    Since 1994
Age 47                       and Treasurer

                                               Principal                              Other
                                              Occupations                         Directorships
        Name, Address                       During the Past                          Held by
           and Age                              5 Years                              Trustee
---------------------------- --------------------------------------------- ---------------------------
Interested Trustees*

Jean Bernhard Buttner        Chairman, President and Chief Executive       Value Line, Inc.
Age 70                       Officer of Value Line, Inc. (the "Adviser")
                             and Value Line Publishing, Inc. Chairman
                             and President of each of the 14 Value Line
                             Funds and Value Line Securities Inc. (the
                             "Distributor")

Marion N. Ruth               Real Estate Executive: President, Ruth        None
5 Outrider Road              Realty (real estate broker); Director of
Rolling Hills, CA 90274      the Adviser since 2000
Age 70

Non-Interested Trustees

John W. Chandler             Consultant, Academic Search Consul-           None
1611 Cold Spring Rd.         tation Service, Inc. Trustee Emeritus and
Williamstown, MA 01267       Chairman (1993-1994) of the Board of
Age 81                       Trustees of Duke University; President
                             Emeritus, Williams College.

Frances T. Newton            Customer Support Analyst, Duke Power          None
4921 Buckingham Drive        Company.
Charlotte, NC 28209
Age 64

Francis Oakley               Professor of History, Williams College,       Berkshire Life Insurance
54 Scott Hill Road           1961 to present. President Emeritus           Company of America.
Williamstown, MA 01267       since 1994 and President, 1985-1994;
Age 73                       Chairman (1993-1997) and Interim
                             President (2000) of the America Council
                             of Learned Societies.

David H. Porter              Visiting Professor of Classics, Williams      None
5 Birch Run Drive            College, since 1999; President Emeritus
Saratoga Springs, NY 12866   Skidmore College since 1999 and
Age 69                       President, 1987-1998.

Paul Craig Roberts           Chairman, Institute for Political Economy.    A Schulman Inc. (plastics)
169 Pompano St.
Panama City Beach, FL 32413
Age 66

Nancy-Beth Sheerr            Senior Financial Advisor, Veritable, L.P.     None
1409 Beaumont Drive          (investment advisor) since April 1, 2004;
Gladwyne, PA 19035           Senior Financial Advisor, Hawthorne,
Age 56                        2001-2004.

Officers

Charles Heebner              Senior Portfolio Manager with the Adviser.
Age 69

Bradley Brooks               Portfolio Manager with the Adviser.
Age 42

Jeffrey Geffen               Portfolio Manager with the Adviser since
Age 55                       2001; Vice President Investments,
                             Morgan Stanley Dean Witter Advisors,
                             1999-2001

David T. Henigson            Director, Vice President and Compliance
Age 47                       Officer of the Adviser. Director and Vice
                             President of he Distributor. Vice President,
                             Secretary, Treasurer and Chief Compliance
                             Officer of each of the 14 Value Line Funds.

------------
     *Mrs. Buttner is an "interested person" as defined in the Investment Company Act of 1940 by virtue of her positions with the Adviser and her indirect ownership of a controlling interest in the Adviser; Mrs. Ruth is an interested person by virtue of having been a director of the Adviser.


     Unless otherwise indicated, the address for each of the above is 220 East 42nd Street, New York, NY 10017.


     The non-interested Trustees of the Trust serve as members of the Audit Committee of the Board of Trustees. The principal function of the Audit Committee consists of overseeing the accounting and financial reporting policies of the Trust and meeting with the Trust's independent registered public accounting firm to review the range of their activities and to discuss the Trust's system of internal accounting controls. The Audit Committee also meets with the Trust's independent registered public accounting firm in executive session at each meeting of the Audit Committee. There were four meetings of the Audit Committee during the last fiscal year. There is a Valuation Committee consisting of Jean B. Buttner and John W. Chandler (or one other non-interested Trustee if he is not available). The Valuation Committee did not meet during the last fiscal year. The Valuation Committee reviews any actions taken by the Pricing Committee which consists of certain officers and employees of the Trust and the Adviser, in accordance with the valuation procedures adopted by the Board of Trustees. There is also a Nominating Committee consisting of the non-interested Trustees the purpose of which is to review and nominate candidates to serve as non-interested trustees. The Committee generally will not consider nominees recommended by shareholders. The Committee did not meeting during the last fiscal year.

     The following table sets forth information regarding compensation of Trustees by the Trust and the thirteen other Value Line Funds of which each of the Trustees was a director or trustee for the fiscal year ended January 31, 2005. Trustees who are officers or employees of the Adviser do not receive any compensation from the Trust or any of the Value Line Funds. The Trust has no retirement or pension plan for its Trustees.

                                                   Total
                                                Compensation
                                                 From Trust
                                 Aggregate       and Trust
                               Compensation       Complex
      Name of Persons           From Trust       (14 Funds)
---------------------------   --------------   -------------
  Jean B. Buttner                 $  -0-          $   -0-
  John W. Chandler                 3,214           45,000
  Frances T. Newton                3,214           45,000
  Francis C. Oakley                3,214           45,000
  David H. Porter                  3,214           45,000
  Paul Craig Roberts               3,214           45,000
  Marion N. Ruth*                    681            9,583
  Nancy-Beth Sheerr                3,214           45,000

------------
     *From October 15, 2004

     The following table illustrates the dollar range of any equity securities beneficially owned by each Trustee in the Trust and in all of the Value Line Funds as of December 31, 2004:

                                                   Aggregate Dollar
                             Dollar Range of        Range of Equity
                            Equity Securities      Securities in All
Name of Trustee                in the Trust     of the Value Line Funds
-------------------------- ------------------- ------------------------
Jean B. Buttner ..........      $ -0-               Over $100,000
John W. Chandler .........        -0-             $10,001 - $50,000
Frances T. Newton ........        -0-             $10,001 - $50,000
Francis C. Oakley ........        -0-             $10,001 - $50,000
David H. Porter ..........    $1 - 10,000         $10,001 - $50,000
Paul Craig Roberts .......        -0-               Over $100,000
Marion N. Ruth ...........        -0-               Over $100,000
Nancy-Beth Sheerr ........        -0-             $10,000 - $50,000

     As of April 30, 2005, no person owned of record or, to the knowledge of the Trust, owned beneficially, 5% or more of the outstanding shares of the Trust. The Adviser and its affiliates and officers and Trustees of the Trust as a group owned less than 1% of the outstanding shares.

     None of the non-interested Trustees, and his or her immediate family members, own any shares in the Adviser, Value Line Securities, Inc., the Trust's distributor (the "Distributor"), or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Adviser or Distributor.

Disclosure of Portfolio Holdings

     The Trust's policy is to provide portfolio holdings information to all investors on an equal basis and in a manner that is not expected to interfere with the Fund's investment strategies. To that end, the Trust provides general portfolio holdings information to shareholders in its annual and semi-annual reports, which reports are also filed with the Securities and Exchange Commission ("SEC"). In addition, with respect to fiscal quarter ends for which there is no shareholder report, the Trust files with the SEC a Form N-Q. Each of these shareholder reports or filings provides full period end portfolio holdings and are filed or mailed to shareholders within 60 days of the period end.

     In addition, the Trust's Distributor produces for marketing purposes Trust fact sheets, which include the Trust's top ten holdings and other information regarding the Trust's portfolio. These fact sheets are prepared as soon as possible after the end of the fiscal quarter but are not released until after the Trust has filed with the SEC its annual, semi-annual or quarterly report.

     Officers of the Trust who are also officers of the Adviser may authorize the distribution of portfolio holdings information other than that stated above to (i) the Trust's service providers and (ii) investment company rating agencies, which are Morningstar, Standard and Poor's, Lipper, Thomson Financial, Value Line Publishing and Bloomberg. The Trust's service providers are its accountants, custodian, counsel, administrator, pricing services (if applicable) and proxy voting services, who may need to know the Trust's portfolio holdings in order to provide their services to the Trust. Information is provided to such firms without a time lag. Investment company rating agencies require the portfolio holdings information more frequently than the Trust otherwise discloses portfolio holdings in order to obtain their ratings. This information is normally provided as soon as possible after the period end, which may be month end or quarter end. The Adviser believes that obtaining a rating from such rating agencies, and providing the portfolio holdings information to them, is in the best interest of shareholders. While the Trust has generally not required written confidentiality agreements from any rating agency or service provider and may be subject to potential risks, the information is provided with the understanding, based on duties of confidentiality arising under law or contract, that it only may be used for the purpose provided and should not be used to trade on such information or communicated to others. Except for rating agencies and service providers, non-public portfolio holdings disclosure may only be made if the Trust's Chief Compliance Officer determines that (i) there are legitimate business purposes for the Trust in making the selective disclosure and (ii) adequate safeguards to protect the interest of the Trust and its shareholders have been implemented. These safeguards may include requiring written undertakings regarding confidentiality, use of the information for specific purposes and prohibition against trading on that information. The Chief Compliance Officer will report to the Board of Trustees regarding any selective disclosure (other than to rating agencies and service providers) at the Board Meeting next following the selective disclosure. The Trust does not release portfolio holdings information to any person for compensation.

     The Board of Trustees of the Trust has approved the Trust's portfolio holdings disclosure policy and may require the Adviser to provide reports on its implementation from time to time including a review of any potential conflicts of interest in the disclosure made by the Adviser in accordance with the policy or the exceptions permitted under the policy. It may also require that the Trust's Chief Compliance Officer monitor compliance with this policy.


                    INVESTMENT ADVISORY AND OTHER SERVICES

     The Trust's Adviser is Value Line, Inc. Arnold Bernhard & Co., Inc., 220 East 42nd Street, New York, NY 10017, a holding company, owns approximately 86% of the outstanding shares of the Adviser's common stock. Jean Bernhard Buttner, Chairman, President and Chief Executive Officer of the Adviser and Chairman and President of the Trust, owns all of the voting stock of Arnold Bernhard & Co., Inc.


     The investment advisory agreement between the Trust and the Adviser, dated August 10, 1988, provides for a monthly advisory fee at an annual rate of 0.60% of the Trust's average daily net assets. During the fiscal years ended on the last day of February, 2003 and 2004 and during the fiscal year ended January 31, 2005, the Trust paid or accrued to the Adviser advisory fees of $172,673, $175,522 and $146,411, respectively.


     The investment advisory agreement provides that the Adviser shall render investment advisory and other services to the Trust including, at its expense, all administrative services, office space and the services of all officers and employees of the Trust. The Trust pays all other expenses not assumed by the Adviser including taxes, interest, brokerage commissions, insurance premiums, fees and expenses of the custodian and shareholder servicing agent, legal and accounting fees, fees and expenses in connection with qualification under federal and state securities laws and costs of shareholder reports and proxy materials. The Trust has agreed that it will use the words "Value Line" in its name only so long as Value Line, Inc. serves as investment adviser to the Trust. The agreement will terminate upon its assignment.

     In approving the investment advisory agreement, the Board of Trustees, including the non-interested Trustees, voting separately, considered the nature, quality and scope of the services provided by the Adviser, the performance of the Fund for the past 1, 3, 5 and 10 year periods, the performance fees and expenses of the Trust compared to funds of similar size with similar investment objectives, the Adviser's expenses in providing the services, the profitability of the Adviser and other factors. The non-interested Trustees considered the foregoing in the light of the law applicable to the review of investment advisory agreements. Based upon its review, the Board of Trustees, including all of the non-interested Trustees voting separately, determined, in the exercise of its business judgment, that approval of the investment advisory agreement was in the best interests of the Trust and its shareholders. In making such determination, the Board of Trustees relied upon assistance of their legal counsel.

     The Adviser currently acts as investment adviser to 13 other investment companies constituting The Value Line Family of Funds and furnishes investment counseling services to private and institutional accounts resulting in combined assets under management of approximately $3 billion.

     Certain of the Adviser's clients may have investment objectives similar to the Trust and certain investments may be appropriate for the Trust and for other clients advised by the Adviser. From time to time, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all such clients. In addition, a particular security may be bought for one or more clients when one or more other clients are selling such security, or purchases or sales of the same security may be made for two or more clients at the same time. In such event, such transactions, to the extent practicable, will be averaged as to price and allocated as to amount in proportion to the amount of each order. In some cases, this procedure could have a detrimental effect on the price or amount of the securities purchased or sold by the Trust. In other cases, however, it is believed that the ability of the Trust to participate, to the extent permitted by law, in volume transactions will produce better results for the Trust.

     The Adviser and/or its affiliates, officers, directors and employees may from time to time own securities which are also held in the portfolio of the Trust. The Trust, the Adviser and the Distributor have adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act of 1940 which permits personnel subject to the Code of Ethics to invest in securities, including securities that may be purchased or held by the Trust. The Code of Ethics requires that such personnel submit reports of security transactions for their respective accounts and restricts trading in various situations in order to avoid possible conflicts of interest.

     The Trust has entered into a distribution agreement with Value Line Securities, Inc. (the "Distributor") whose address is 220 East 42nd Street, New York, NY 10017, pursuant to which the Distributor acts as principal underwriter and distributor of the Trust for the sale and distribution of its shares. The Distributor is a wholly-owned subsidiary of the Adviser. For its services under the agreement, the Distributor is not entitled to receive any compensation, although it is entitled to receive fees under the Service and Distribution Plan. The Distributor also serves as distributor to the other Value Line funds. Jean Bernhard Buttner is Chairman and President of the Distributor.


     State Street Bank and Trust Company ("State Street") has been retained to provide certain bookkeeping, accounting and administrative services for the Trust. The Adviser pays State Street $76,400 per annum for providing these services. State Street, whose address is 225 Franklin Street, Boston, MA 02110, also acts as the Trust's custodian, transfer agent and dividend-paying agent. As custodian, State Street is responsible for safeguarding the Trust's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Trust's investments. As transfer agent and dividend-paying agent, State Street effects transfers of Trust shares by the registered owners and transmits payments for dividends and distributions declared by the Trust. Boston Financial Data Services, Inc., a State Street affiliate, whose address is 330 W. 9th Street, Kansas City, MO 64105, provides certain transfer agency functions to the Trust as an agent for State Street. PricewaterhouseCoopers LLP, whose address is 300 Madison Avenue, New York, NY 10017, acts as the Trust's independent registered public accounting firm and also performs certain tax preparation services.

Portfolio Managers

     A committee of employees of the Adviser is primarily responsible for the day-to-day management of the Trust's portfolio. The Committee consists of Charles Heebner (lead member), Jeffrey Geffen and Bradley Brooks.

     Compensation. Each portfolio manager employed by the Adviser receives a fixed base salary and customary benefits that are offered generally to all full-time and some part-time employees of the Adviser. In addition, a manager may receive an annual bonus in the Adviser's discretion. Base salary is normally reevaluated on an annual basis. Any bonus is completely discretionary and may be in excess of a manager's base salary. The profitability of the Adviser and the investment performance of the accounts that the portfolio manager is responsible for are factors in determining the manager's overall compensation. The level of any bonus compensation may be influenced by the relative performance of the accounts managed by the portfolio manager or the financial performance of the Adviser. However, as noted, all bonus compensation is discretionary and the Adviser does not employ formulas with respect to either of these factors to compute a portfolio manager's bonus. There are no differences in a portfolio manager's compensation structure for managing mutual funds or private accounts.

     Other Accounts Managed. Charles Heebner is primarily or jointly responsible for the day-to-day management of four Value Line mutual funds with combined total assets at January 31, 2005 of approximately $397 million and one private account with assets at January 31, 2005 of approximately $7 million. Jeffrey Geffen is primarily or jointly responsible for the day-to-day management of seven Value Line mutual funds with combined total assets at January 31, 2005 of approximately $1,260 million and two private accounts with combined total assets at January 31, 2005 of approximately $26 million. Bradley Brooks is primarily or jointly responsible for the day-to-day management of four Value Line mutual funds with combined total assets at January 31, 2005 of approximately $593 million and two private accounts with assets at January 31, 2005 of approximately $31 million.

     Material Conflicts of Interest. The Adviser does not believe that material conflicts of interest arise in connection with the portfolio managers' management of the Trust's investments, on the one hand, and the investments of the other accounts managed, on the other. The private accounts, like the Trust, pay an advisory fee based upon the size of the accounts. None of the accounts pay performance-related fees. Investments are allocated among all of the Adviser's accounts in a manner which the Adviser deems to be fair and equitable.

     Ownership of Securities. No member of the Trust's portfolio management team owned any shares of the Trust at January 31, 2005.


                         SERVICE AND DISTRIBUTION PLAN


     The Service and Distribution Plan (12b-1 Plan) (the "Plan") is designed to finance the activities of the Distributor in advertising, marketing and distributing Trust shares and for servicing Trust shareholders at an annual rate of 0.25% of the Trust's average daily net assets. During the fiscal year ended January 31, 2005, the Trust paid fees of $61,005 to the Distributor under the Plan, the Distributor paid $2,625 to other broker-dealers and incurred $40,913 in advertising and other marketing expenses. The fees payable to the Distributor under the Plan are payable without regard to actual expenses incurred.


     The principal services and expenses for which such compensation may be used include: compensation to employees or account executives and reimbursement of their expenses; overhead and telephone costs of such employees or account executives; printing of prospectuses or reports for prospective shareholders; advertising; preparation, printing and distribution of sales literature; and allowances to other broker-dealers. A report of the amounts expended under the Plan is submitted to and approved by the Trustees, including the non-interested Trustees, each quarter. Because of the Plan, long-term shareholders may pay more than the economic equivalent of the maximum sales charge permitted by the National Association of Securities Dealers, Inc. (the "NASD") regarding investment companies.

     The Plan is a compensation plan, which means that the Distributor's fees under the Plan are payable without regard to actual expenses incurred by the Distributor. To the extent the revenue received by the Distributor pursuant to the Plan exceeds the Distributor's distribution expenses, the Distributor may earn a profit under the Plan.

     The Plan is subject to annual approval by the Trustees, including the non-interested Trustees. The Plan is terminable at any time by vote of the Trustees or by vote of a majority of the shares of the Trust. Pursuant to the Plan, a new Trustee who is not an interested person (as defined in the Investment Company Act of 1940) must be nominated by existing Trustees who are not interested persons.

     Because amounts paid pursuant to the Plan are paid to the Distributor, the Distributor and its officers, directors and employees may be deemed to have a financial interest in the operation of the Plan.

     None of the non-interested Trustees has a financial interest in the operation of the Plan.

     The Plan was adopted because of its anticipated benefits to the Trust. These anticipated benefits include: the ability to realize economies of scale as a result of increased promotion and distribution of the Trust's shares, an enhancement in the Trust's ability to maintain accounts and improve asset retention, increased stability of the Trust's net asset value and investment positions, and greater flexibility in achieving its investment objective. The costs of any joint distribution activities between the Trust and other Value Line funds will be allocated among the funds in proportion to the number of their shareholders.


Additional Dealer Compensation

     If you purchase shares of the Trust through a broker, fund trading platform or other financial intermediary (collectively, "intermediaries"), your intermediary may receive various forms of compensation from the Distributor. Such payments may be based on a variety of factors, including sales of Trust shares through that intermediary or the value of shares held by investors through that intermediary. Compensation from the Distributor may vary among intermediaries. The types of payments an intermediary may receive include:

     o Payments under the Plan which are asset based charges paid from the assets of the Trust;

     o Payments by the Distributor out of its own assets. These payments are in addition to payments made under the Plan.

     You should ask your intermediary for information about any payments it receives from the Distributor.

     The maximum amount of compensation that may be paid to any intermediary under the Plan is 0.25% of average daily net assets. As of January 31, 2005, the maximum amount of additional compensation that the Distributor is paying to any intermediary from its own assets was 0.15% of average daily net assets.

     As of January 31, 2005, the Distributor may make payments out of its own assets to the following financial intermediaries whose fees exceed the Trust's payment of 0.25% of average daily net assets pursuant to the Plan.

     National City Bank Pershing LLC
     National Financial Services Corp.
     Etrade
     National Investors Services Corp.
     Charles Schwab
     USAA Investment Management Co.
     Edgewood Services, Inc.

     Financial intermediaries may have been added or removed from the list above since January 31, 2005.


                            PORTFOLIO TRANSACTIONS


     Portfolio securities are purchased from and sold to parties acting as either principal or agent. Newly-issued securities ordinarily are purchased directly from the issuer or from an underwriter; other purchases and sales usually are placed with those dealers from whom it appears that the best price and execution will be obtained. Usually no brokerage commissions, as such, are paid by the Trust for such purchases and sales, although the price paid usually includes an undisclosed compensation to the dealer acting as principal. The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers ordinarily are executed at a price between the bid and asked price. The Trust paid no brokerage commissions in fiscal 2003, 2004 or 2005.


     Transactions are allocated to various dealers by the Adviser in its best judgment. The primary consideration is prompt and effective execution of orders at the most favorable price. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the Adviser to supplement its own research and analysis with the views and information of other securities firms.

     Research services furnished by brokers through which the Trust effects securities transactions may be used by the Adviser in advising other funds and accounts it manages and, conversely, research services furnished to the Adviser by brokers in connection with the other funds and accounts it manages may be used by the Adviser in advising the Trust. Since such research services are supplementary to the research efforts of the Adviser and must be analyzed and reviewed by it, the receipt of such information is not expected to materially reduce its overall expenses.

     Portfolio Turnover. The Trust's annual portfolio turnover rate may exceed 100%. A rate of portfolio turnover of 100% would occur if all of the Trust's portfolio were replaced in a period of one year. To the extent that the Trust engages in short-term trading in attempting to achieve its objective, it may increase portfolio turnover and incur additional expenses than might otherwise be the case. The Trust's portfolio turnover rate for recent fiscal years is shown under "Financial Highlights" in the Trust's Prospectus.

                                 CAPITAL STOCK


     Each share of beneficial interest of the Trust, $.01 par value, has one vote with fractional shares voting proportionately. Shares have no preemptive rights, are freely transferable, are entitled to dividends as declared by the Trustees and, if the Trust were liquidated, would receive the net assets of the Trust. As a Massachusetts business trust, the Trust's operations are governed by the Declaration of Trust, a copy of which is on file with the Office of the Secretary of the State of The Commonwealth of Massachusetts.

Shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable for the obligations of the trust. However, the Declaration contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for the indemnification of shareholders against all claims and liabilities to which shareholders may become subject by reason of being or having been a shareholder.


                  PURCHASE, REDEMPTION AND PRICING OF SHARES

     Purchases: Shares of the Trust are purchased at net asset value next calculated after receipt of a purchase order. Minimum orders are $1,000 for an initial purchase and $250 for each subsequent purchase. The Trust reserves the right to reduce or waive the minimum purchase requirements.

     Automatic Purchases: The Trust offers a free service to its shareholders, Valu-Matic, through which monthly investments of $25 or more may be made automatically into the shareholder's Trust account. The required form to enroll in this program is available upon request from the Distributor.

     Redemption: The right of redemption may be suspended, or the date of payment postponed beyond the normal seven-day period, by the Trust under the following conditions authorized by the Investment Company Act of 1940: (1) For any period

     (a) during which the New York Stock Exchange is closed, other than customary weekend and holiday closing, or (b) during which trading on the New York Stock Exchange is restricted; (2) For any period during which an emergency exists as a result of which (a) disposal by the Trust of securities owned by it is not reasonably practical, or (b) it is not reasonably practical for the Trust to determine the fair value of its net assets; (3) For such other periods as the Securities and Exchange Commission may by order permit for the protection of the Trust's shareholders.

     The value of shares of the Trust on redemption may be more or less than the shareholder's cost, depending upon the market value of the Trust's assets at the time. Shareholders should note that if a loss has been realized on the sale of shares of the Trust, the loss may be disallowed for tax purposes if shares of the same Trust are purchased within (before or after) 30 days of the sale.

                                     TAXES


     The Trust has elected to be treated, has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). By so qualifying and assuming the Trust meets the distribution requirements stated below, the Trust is not subject to federal income tax on its net investment income or net realized capital gains which are distributed to shareholders (whether or not reinvested in additional Trust shares). In order to qualify as a regulated investment company under Subchapter M of the Code, which qualification this discussion assumes, the Trust must, among other things, derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and, for tax years beginning after October 22, 2004, net income derived from an interest in a qualified publicly traded partnership (as defined in Section 851(h) of the Code) (the "90% income test") and satisfy certain quarterly asset diversification requirements.


     If the Trust qualifies as a regulated investment company and, for each taxable year, it distributes to its shareholders an amount equal to or exceeding the sum of (i) 90% of its "investment company taxable income" as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and
(ii) 90% of the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the Trust generally will be relieved of U.S. federal income tax on any income of the Trust, including "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if the Trust meets such distribution requirements, but chooses to retain some portion of its investment company taxable income or net capital gain, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. The Trust intends to distribute at least annually all or substantially all of its investment company taxable income, net tax-exempt interest and net capital gain. If for any taxable year the Trust did not qualify as a regulated investment company or did not satisfy the distribution requirement described above, it generally would be treated as a corporation subject to U.S. federal income tax and when the Trust's income is distributed, it would be subject to a further tax at the shareholder level.

     The Code requires each regulated investment company to pay a nondeductible 4% excise tax to the extent the company does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains in excess of capital losses, determined, in general, for a one-year period ending on October 31 of such year, plus certain undistributed amounts from previous years. The Trust anticipates that it will make sufficient timely distributions to avoid imposition of the excise tax.


     In accordance with its investment objective, the Trust invests its assets in a manner that will provide as large a portion of tax-exempt income as is consistent with the protection of shareholders' capital. The Trust may from time to time invest a portion of its portfolio in short-term taxable obligations and may engage in transactions generating gain or income that is not tax-exempt, e.g., purchase non-municipal securities, sell or lend portfolio securities, enter into repurchase agreements, dispose of rights to when-issued securities prior to issuance, enter into options or futures transactions, or acquire any debt obligation at a market discount.


     The Code permits tax-exempt interest received by the Trust to flow through as tax-exempt "exempt-interest dividends" to the Trust's shareholders, provided that the Trust qualifies as a regulated investment company and at least 50% of the value of the Trust's total assets at the close of each quarter of its taxable year consists of tax-exempt obligations, i.e., obligations described in
Section 103(a) of the Code. That part of the Trust's net investment income which is attributable to interest from tax-exempt obligations and which is distributed to shareholders will be designated by the Trust as an "exempt-interest dividend" under the Code. Exempt-interest dividends are excluded from a shareholder's gross income under the Code but are nevertheless required to be reported on the shareholder's U.S. federal income tax return. That portion of the Trust's dividends and distributions not designated as tax-exempt will be taxable as described below.

     Exempt-interest dividends derived from interest on certain "private activity bonds" will be items of tax preference that are subject to U.S. federal alternative minimum tax for individuals or entities that are subject to such tax, and all exempt-interest dividends may result in or increase a corporate shareholder's liability for the U.S. federal alternative minimum tax. Furthermore, that portion of any dividend paid by the Trust which represents income derived from private activity bonds held by the Trust may not retain its tax-exempt status in the hands of a shareholder who is a "substantial user" of facility financed by such bonds or a related person.


     Interest on indebtedness incurred (directly or indirectly) by a shareholder to purchase or carry shares of the Trust generally will not be deductible for U.S. federal income tax purposes or New York State and

New York City personal income tax purposes. Shareholders receiving social security or certain railroad retirement benefits may be subject to U.S. federal income tax on a portion of such benefits as a result of receiving investment income, including exempt-interest dividends and other distributions from the Trust.

     Unless a shareholder elects otherwise, distributions from the Trust will be automatically invested in additional common shares of the Trust. For U.S. federal income tax purposes, all dividends from the Trust, other than exempt-interest dividends, are taxed as described below whether a shareholder takes them in cash or they are reinvested in additional shares of the Trust. In general, assuming that the Trust has sufficient earnings and profits, dividends from investment company taxable income are taxable as ordinary income, and distributions from net capital gain that are designated as capital gain dividends, if any, are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the Trust. The computation of net capital gains takes into account any capital loss carryforward of the Trust.


     Distributions to shareholders from the Trust's investment company taxable income generally will not qualify for the 15% maximum U.S. federal income tax rate on qualified dividend income. Capital gain dividends distributed by the Trust, however, may qualify for the 15% maximum U.S. federal income tax rate. A shareholder should also be aware that the benefits of the favorable tax rate applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders. Under current law, the maximum 15% U.S. federal income tax rate on long-term capital gains will cease to apply to taxable years beginning after December 31, 2008.


     Distributions by the Trust in excess of the Trust's current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below. The federal income tax status of all distributions will be reported to shareholders annually.

     The Trust does not anticipate that any distributions will be eligible for the dividends-received deductions for corporate shareholders.

     Investments in the Trust generally would not be suitable for non-taxable entities, such as tax-exempt institutions, qualified retirement plans, H.R. 10 plans and individual retirement accounts since such investors would not gain any additional federal tax benefit from receiving tax-exempt income.


     At the time of an investor's purchase of Trust shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Trust's portfolio. Consequently, subsequent distributions by the Trust with respect to these shares from such appreciation may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares and the distributions economically represent a return of a portion of the investment. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time (at the net asset value per share) may include the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive, in effect, a return of capital upon the distribution which may be taxable to them.

     Under the Code, dividends declared by the Trust in October, November or December of any calendar year, and payable to shareholders of record in such a month, shall be deemed to have been received by the shareholder on December 31 of such calendar year if such dividend is actually paid in January of the following calendar year. In addition, certain other distributions made after the close of a taxable year of the Trust may be "spilled back" and treated as paid by the Trust (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made.


     If the Trust invests in certain pay-in-kind securities, zero coupon securities or, in general, any other securities with original issue discount (or with market discount if the Trust elects to include market discount in income currently), the Trust generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Trust must distribute, at least annually, all or substantially all of its investment company taxable income and net tax-exempt income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, the Trust may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to borrow the cash, to satisfy distribution requirements.

     The Trust may invest to a limited extent in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investment in debt obligations that are at risk or in default present special tax issues for the Trust. Tax rules are not entirely clear about issues such as when the Trust may cease to accrue interest, original issue discount or market discount, when and to what extent deduction may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Trust in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

     Options written or purchased by the Trust on certain securities and indices may cause the Trust to recognize gains or losses from marking-to-market even though such options may not have lapsed, been closed out, or exercised. The tax rules applicable to these contracts may affect the characterization of some capital gains and losses recognized by the Trust as long-term or short-term. Additionally, the Trust may be required to recognize gain if an option, short sale, or other transaction that is not subject to the mark-to-market rules is treated as a "constructive sale" of an "appreciated financial position" held by the Trust under Section 1259 of the Code. Any net mark-to-market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though the Trust may receive no corresponding cash amounts, possibly requiring the Trust to dispose of portfolio securities or to borrow to obtain the necessary cash. Losses on certain options and/or offsetting positions (portfolio securities or other positions with respect to which the Trust's risk of loss is substantially diminished by one or more options) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable the Trust to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, short sales, and straddles may affect the amount, timing and character of the Trust's income and gains or losses and hence of its distributions to shareholders.


     Realized losses incurred after October 31, if so elected by the Trust, are deemed to arise on the first day of the following fiscal year. In addition, for U.S. federal income tax purposes, the Trust is permitted to carry forward a net capital loss for any year to offset its capital gains, if any, for up to eight years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they would not result in U.S. federal income tax liability to the Trust and are not expected to be distributed as such to shareholders.

     A shareholder may realize a capital gain or capital loss on the sale, exchange or redemption of shares of the Trust. The tax consequences of a sale, exchange or redemption depend upon several factors, including the shareholder's tax basis in the shares sold, exchanged or redeemed and the length of time the shares have been held. Initial basis in the shares will be the actual cost of those shares (net asset value of Trust shares on purchase or reinvestment date). Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in the Trust's shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. In general, if Trust shares are sold or exchanged, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder's adjusted tax basis in the shares. Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. Any loss recognized by a shareholder upon the redemption, exchange or other disposition of shares with a tax holding period of six months or less will be disallowed to the extent of any exempt-interest dividends paid with respect to such shares, and any portion of such loss that exceeds the amount disallowed will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Moreover, a loss on a sale, exchange or redemption of Trust shares will be disallowed if shares of the Trust are purchased within 30 days before or after the shares are sold, exchanged or redeemed. Individual shareholders may generally deduct in any year only $3,000 of capital losses that are not offset by capital gains and remaining losses may be carried over to future years. Corporations may generally deduct capital losses only against capital gains with certain carryovers for excess losses.


     Under Treasury regulations, if a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or a greater amount over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted. A shareholder who fails to make the disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer's treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

     For shareholders who fail to furnish to the Trust their social security or taxpayer identification numbers and certain related information or who fail to certify that they are not subject to back-up withholding, dividends (other than exempt-interest dividends), distributions of capital gains and redemption proceeds paid by the Trust will be subject to a U.S. federal 28% "backup withholding" requirement. In addition, the Trust may be required to backup withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income. Backup withholding may be inapplicable for any year in which the Trust reasonably estimates that at least 95% of its dividends paid with respect to such year are exempt-interest dividends. If the withholding provisions are applicable, any such dividends or capital-gain distributions to these shareholders, whether taken in cash or reinvested in additional shares, and any redemption proceeds will be reduced by the amounts required to be withheld.


     The foregoing discussion relates solely to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents, domestic corporations and partnerships, and certain trusts and estates) and is not intended to be a complete discussion of all federal tax consequences. This discussion does not address the special tax rules that may be applicable to particular types of investors, such as financial institutions, insurance companies, securities dealers or tax-exempt or tax-deferred plans, accounts or entities. Shareholders who are not U.S. persons may be subject to a non-resident alien U.S. withholding tax at the rate of 30% or at a lower tax treaty rate on amounts treated as ordinary dividends from the Trust (other than certain dividends derived from short-term capital gains and qualified interest income of the Trust for taxable years of the Trust commencing after December 31, 2004) and, unless an effective IRS Form W-8BEN or other authorized certificate is on file, to backup withholding at the rate of 28% on certain other payments from the Trust. Shareholders are advised to consult with their tax advisers concerning the application of federal, state and local taxes to an investment in the Trust.


                               PERFORMANCE DATA

     From time to time, the Trust may state its total return in advertisements and investor communications. Total return may be stated for any relevant period as specified in the advertisement or communication. Any statements of total return or other performance data on the Trust will be accompanied by information on the Trust's average annual compounded rate of return for the periods of one year, five years and ten years, all ended on the last day of a recent calendar quarter. The Trust may also advertise aggregate total return information for different periods of time.


     For the one, five and ten year periods ending January 31, 2005, the Trust's average annual total returns were 4.05%, 6.57% and 5.88%, respectively; the Trust's average annual total returns (after taxes on distributions) were 3.81%, 6.47% and 5.57%, respectively; the Trust's average annual total returns (after taxes on distributions and sale of Trust shares) were 3.94%, 6.21% and 6.51%, respectively.


     The Trust's total return may be compared to relevant indices and data from Lipper Analytical Services, Inc., Morningstar or Standard & Poor's Indices.

     From time to time, evaluations of the Trust's performance by independent sources may also be used in advertisements and in information furnished to present or prospective investors in the Trust.

     Investors should note that the investment results of the Trust will fluctuate over time, and any presentation of the Trust's current yield, total return or distribution rate for any period should not be considered as a representation of what an investment may earn or what an investor's total return, yield or distribution rate may be in any future period.

                             FINANCIAL STATEMENTS


     The Trust's financial statements for the fiscal year ended January 31, 2005, including the financial highlights for each of the periods presented, appearing in the 2005 Annual Report to Shareholders and the report thereon of PricewaterhouseCoopers LLP, independent registered public accounting firm, appearing therein, are incorporated by reference in this Statement of Additional Information.


                               SECURITY RATINGS

Ratings of Municipal Securities

     Moody's Investors Service, Inc. Aaa--the "best quality", Aa--"high quality by all standards", but margins of protection or other elements make long-term risks appear somewhat larger than Aaa rated municipal bonds. A--"upper medium grade obligations". Security for principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Baa--"medium grade" neither highly protected nor poorly secured; interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; lack outstanding investment characteristics and in fact may have speculative characteristics as well. Ba--judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. B--generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Standard & Poor's Ratings Services. AAA--"obligations of the highest quality". AA--issues with investment characteristics "only slightly less marked than those of the prime quality issues". A--"the third strongest capacity for payment of debt service". Principal and interest payments on bonds in this category are regarded as safe. It differs from the two higher ratings because, with respect to general obligations bonds, there is some weakness which, under certain adverse circumstances, might impair the ability of the issuer to meet debt obligations at some future date. With respect to revenue bonds, debt service coverage is good, but not exceptional, and stability of the pledged revenues could show some variations because of increased competition or economic influences in revenues. BBB--the lowest "investment grade" security rating. The difference between A and BBB ratings is that the latter shows more than one fundamental weakness, or one very substantial fundamental weakness. With respect to revenue bonds, debt coverage is only fair. Stability of the pledged revenues could show substantial variations, with the revenue flow possibly being subject to erosion over time. BB and B--regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation. While debt rated BB or B will likely have some quality and protective characteristics, these are outweighted by large uncertainties or major risk exposures to adverse conditions.

Ratings of Municipal Notes

     Moody's Investors Service, Inc. MIG-1: the best quality. MIG-2: high quality, with margins for protection ample although not so large as in the preceding group. MIG-3: favorable quality, with all security elements accounted for, but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established.

     Standard & Poor's Corporation. SP-1: Very strong capacity to pay principal and interest. SP-2: Satisfactory capacity to pay principal and interest.


Ratings of Commercial Paper


     Moody's Investors Service, Inc. Prime-1: highest quality. PRIME-2: higher quality.

     Standard & Poor's Corporation. A-1: A very strong degree of safety. A-2:
Strong degree of safety.

                           PART C: OTHER INFORMATION

Item 23. Exhibits.

   (a) Declaration of Trust.*

   (b) By-laws.*

   (c) Not applicable.

   (d) Investment Advisory Agreement.*

   (e) Distribution Agreement.*

   (f) Not applicable.

   (g) Custodian Agreement.*

   (h) Not applicable.

   (i) Legal Opinion.*


   (j) Consent of Independent Registered Public Accounting Firm.


   (k) Not applicable.

   (l) Not applicable.

   (m) Service and Distribution Plan.**

   (p) Code of Ethics.**
------------

   * Filed as an exhibit to Post-Effective Amendment No. 13, filed April 29, 1999, and incorporated herein by reference.

   ** Filed as an exhibit to Post-Effective Amendment No. 14, filed April 28,
      2000, and incorporated
      herein by reference.

Item 24. Persons Controlled by or Under Common Control with Registrant.

     None

Item 25. Indemnification.

     Incorporated by reference to Section 4.3 of the Declaration of Trust filed as Exhibit (a) to Post-Effective Amendment No. 13.

Item 26. Business or Other Connections or Investment Adviser.

     Value Line, Inc., Registrant's investment adviser, acts as investment adviser for a number of individuals, trusts, corporations and institutions, in addition to the registered investment companies in the Value Line Family of Funds listed in Item 27.

                                 Position With
Name                              the Adviser                         Other Employment
-----------------------   ---------------------------   --------------------------------------------
Jean Bernhard Buttner     Chairman of the Board,        Chairman of the Board and Chief Executive
                          President and Chief           Officer of Arnold Bernhard & Co., Inc. and
                          Executive Officer             Chairman of the Value Line Funds and the
                                                        Distributor

Samuel Eisenstadt         Senior Vice President and     _________________________________
                          Director

David T. Henigson         Vice President, Treasurer     Vice President and a Director of Arnold
                          and Director                  Bernhard & Co., Inc. and the Distributor

Howard A. Brecher         Vice President, Secretary     Vice President, Secretary, Treasurer and a
                          and Director                  Director of Arnold Bernhard & Co., Inc.

Stephen Anastasio         Chief Financial Officer       _________________________________

Harold Bernard, Jr.       Director                      Attorney-at-law; Retired Administrative Law
                                                        Judge

Herbert Pardes, MD        Director                      President and CEO of New York-Presbyterian
                                                        Hospital


Edward J. Shanahan        Director                      President and Headmaster, Choate Rosemary
                                                        Had (boarding school)


Marianne B. Asher         Director                      Private Investor

Edgar A. Buttner          Director                      Postdoctoral Fellow, Harvard University

Item 27. Principal Underwriters.

   (a) Value Line Securities, Inc., acts as principal underwriter for the following Value Line funds, including the Registrant: The Value Line Fund, Inc.; Value Line Income and Growth Fund, Inc.; The Value Line Special Situations Fund, Inc.; Value Line Leveraged Growth Investors, Inc.; The Value Line Cash Fund, Inc.; Value Line U.S. Government Securities Fund, Inc.; Value Line Centurion Fund, Inc.; The Value Line Tax Exempt Fund, Inc.; Value Line Convertible Fund, Inc.; Value Line Aggressive Income Trust; Value Line New York Tax Exempt Trust; Value Line Strategic Asset Management Trust; Value Line Emerging Opportunities Fund, Inc.; and Value Line Asset Allocation Fund, Inc.

     (b)

                                            (2)                         (3)
              (1)                  Position and Offices            Position and
      Name and Principal              with Value Line              Offices with
       Business Address              Securities, Inc.               Registrant
------------------------------ ---------------------------- --------------------------
  Jean Bernhard Buttner        Chairman of the Board        Chairman of the Board
                                                            and President

  David T. Henigson            Vice President, Secretary,   Vice President, Secretary
                               Treasurer and Director       and Treasurer


  Howard A. Brecher            Vice President               Asst. Treasurer


     The business address of each of the officers and directors is 220 East 42nd Street, New York, NY 10017-5891.

   (c) Not applicable.

Item 28. Location of Accounts and Records.


       Value Line, Inc.
       220 East 42nd Street
       New York, NY 10017
       For records pursuant to:
       Rule 31a-1(b)(4),(5),(6),(7),(10),(11)
       Rule 31a-1(f)

       State Street Bank and Trust Company
       c/o BFDS
       P.O. Box 219729
       Kansas City, MO 64121-9729


       For records pursuant to Rule 31a-1(b)(2)(iv):


       State Street Bank and Trust Company
       225 Franklin Street
       Boston, MA 02110
       For all other records


Item 29. Management Services.

     None.

Item 30. Undertakings.

     None.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 27th day of May, 2005.


                                        VALUE LINE NEW YORK TAX EXEMPT TRUST

                                        By: /s/ DAVID T. HENIGSON
                                           ------------------------------------
                                           David T. Henigson, Vice President

     Pursuant to the requirements of the Securities Act of 1933, this Amendment has been signed below by the following persons in the capacities and on the dates indicated.


         Signatures                         Title                Date
---------------------------   --------------------------------   -------------
       *JEAN B. BUTTNER       Chairman and Trustee;              May 27, 2005
      (Jean B. Buttner)         President; Principal
                                Executive Officer

       *JOHN W. CHANDLER      Trustee                            May 27, 2005
      (John W. Chandler)

      *FRANCES T. NEWTON      Trustee                            May 27, 2005
      (Frances T. Newton)

      *FRANCIS C. OAKLEY      Trustee                            May 27, 2005
      (Francis C. Oakley)

      *DAVID H. PORTER        Trustee                            May 27, 2005
      (David H. Porter)

     *PAUL CRAIG ROBERTS      Trustee                            May 27, 2005
     (Paul Craig Roberts)

      *MARION N. RUTH         Trustee                            May 27, 2005
      (Marion N. Ruth)

      *NANCY-BETH SHEERR      Trustee                            May 27, 2005
      (Nancy-Beth Sheerr)

    /s/ DAVID T. HENIGSON     Treasurer; Principal Financial     May 27, 2005
      (David T. Henigson)       and Accounting Officer


*By: /s/ DAVID T. HENIGSON
    -------------------------
    (David T. Henigson, Attorney-in-Fact)